Exhibit 99.1

                            FSP Forest Park IV Corp.
                              Financial Statements
                 May 31, 2003, December 31, 2002, 2001 and 2000

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003 and the years ended December 31, 2002, 2001 and 2000........................... 3

Statements of Changes in Partners' Capital/Stockholders' Equity for the
      period ended May 31, 2003 and the years ended
      December 31, 2002, 2001 and 2000....................................... 4

Statements of Cash Flows for the period ended May 31, 2003 and the years ended December 31, 2002, 2001 and 2000........................... 5

Notes to Financial Statements............................................. 6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Forest Park IV Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Forest Park IV Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in partners' capital/stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003 and each of the three years in the period ended December 31, 2002. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Forest Park IV Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003 and each of the three years in the period ended December 31, 2002, 2001 and 2000 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                            FSP Forest Park IV Corp.
                                 Balance Sheets

                                                               May 31,    December 31,   December 31,
(in thousands, except shares and par value amounts)             2003          2002           2001
=====================================================================================================
                                                               (REIT)        (REIT)         (REIT)
Assets:

Real estate investments, at cost:
    Land                                                      $ 1,210       $ 1,210        $ 1,210
    Buildings and improvements                                  5,171         5,171          5,171
-----------------------------------------------------------------------------------------------------
                                                                6,381         6,381          6,381

    Less accumulated depreciation                                 498           443            310
-----------------------------------------------------------------------------------------------------

        Real estate investments, net                            5,883         5,938          6,071

Cash and cash equivalents                                         261           347            199
Cash-funded reserve                                               650           656            656
Step rent receivable                                               --           138            111
Prepaid expenses and other assets                                   6             6              5
Deferred leasing commissions,
    net of accumulated amortization of $23, $19 and $9             24            28             37
-----------------------------------------------------------------------------------------------------

        Total assets                                          $ 6,824       $ 7,113        $ 7,079
=====================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:

    Accounts payable and accrued expenses                     $   165       $   172        $    35
    Dividends payable                                             102           134            143
-----------------------------------------------------------------------------------------------------

       Total liabilities                                          267           306            178
-----------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
    Preferred Stock, $.01 par value; 78 shares
        authorized, issued and outstanding                         --            --             --
    Common Stock, $.01 par value; 1 share
        authorized, issued and outstanding                         --            --             --
    Additional paid-in capital                                  7,006         7,006          7,006
    Retained deficit and dividends in excess of earnings         (449)         (199)          (105)
-----------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                               6,557         6,807          6,901
-----------------------------------------------------------------------------------------------------

       Total Liabilities and Stockholders' Equity             $ 6,824       $ 7,113        $ 7,079
=====================================================================================================

                See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Operations

                                                                   For the                 For the
                                                                Period Ended             Years Ended
                                                                   May 31,               December 31,
(in thousands, except shares and per share amounts)                 2003         2002        2001        2000
==================================================================================================================
                                                                   (REIT)       (REIT)      (REIT)     (Limited
                                                                                                      Partnership)

Revenue:
    Rental                                                         $  228       $  863      $  852      $  661
------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                        133          181         175         155
     Depreciation and amortization                                     59          142         139         124
     Real estate taxes and insurance                                   40           70          63          57
------------------------------------------------------------------------------------------------------------------

         Total expenses                                               232          393         377         336
------------------------------------------------------------------------------------------------------------------

(Loss) income before interest income                                   (4)         470         475         325
     Interest income                                                    3           17          33          69
------------------------------------------------------------------------------------------------------------------

Net (loss) income                                                  $   (1)      $  487      $  508      $  394
==================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                             78           78          78          78
==================================================================================================================

     Net income per preferred share, basic and diluted             $  (13)      $6,244      $6,513      $5,051
==================================================================================================================

                See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Changes in
                     Partners' Capital/Stockholders' Equity
                    For the Period Ended May 31, 2003 and the
                  Years Ended December 31, 2002, 2001 and 2000

                                                                                      Retained Deficit       Total
                                                                         Additional    and Dividends    Partners' Capital/
                                             Preferred      Common         Paid in      in Excess of      Stockholders'
(in thousands, except shares)                  Stock         Stock         Capital        Earnings           Equity
==========================================================================================================================

Balance, December 31, 1999                   $    --        $    --        $    --        $    --           $ 7,178

Distributions                                     --             --             --             --              (566)

Net Income                                        --             --             --             --               394
--------------------------------------------------------------------------------------------------------------------------

 Balance, December 31, 2000                  $    --        $    --        $    --        $    --           $ 7,006
==========================================================================================================================

January 1, 2001                              $    --        $    --        $    --        $    --           $    --

Exchange Partnership Units for Shares             --             --          7,006             --             7,006

Dividends                                         --             --             --           (613)             (613)

Net Income                                        --             --             --            508               508
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                        --             --          7,006           (105)            6,901

Dividends                                         --             --             --           (581)             (581)

Net Income                                        --             --             --            487               487
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                        --             --          7,006           (199)            6,807

Dividends                                         --             --             --           (249)             (249)

Net Income                                        --             --             --             (1)               (1)
--------------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                        $    --        $    --        $ 7,006        $  (449)          $ 6,557
==========================================================================================================================

In connection with the conversion to a corporation, 78 limited partnership units were converted into preferred stock of the company on a one-for-one basis.

                See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                            Statements of Cash Flows

                                                                   For the                    For the
                                                                Period Ended                 Years Ended
                                                                   May 31,                   December 31,
(in thousands)                                                      2003            2002          2001         2000
=========================================================================================================================
                                                                   (REIT)          (REIT)        (REIT)      (Limited
                                                                                                            Partnership)

Cash flows from operating activities:
    Net (loss) income                                             $    (1)        $   487        $   508       $   394
    Adjustments to reconcile net (loss) income to net cash
      provided by operating activities:
       Depreciation and amortization                                   59             142            139           124
            Changes in operating assets and liabilities
            Cash-funded reserve                                         6              --            468           (57)
            Step rent receivable                                      138             (27)           (35)          (68)
            Prepaid expenses and other assets                          --              (1)            (3)           14
            Accounts payable and accrued expenses                      (7)            137            (50)           22
            Payment of deferred leasing commissions                    --              --             --           (47)
------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by operating activities            195             738          1,027           382
------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                    --              --           (353)           --
------------------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                --              --           (353)           --
------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Dividends to stockholders                                       (281)           (590)          (586)         (450)
------------------------------------------------------------------------------------------------------------------------

                 Net cash used for financing activities              (281)           (590)          (586)         (450)
------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                  (86)            148             88           (68)

Cash and cash equivalents, beginning                                  347             199            111           179
------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                    $   261         $   347        $   199       $   111
========================================================================================================================

Supplemental disclosure of cash flow information:

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                          $   102         $   134        $   143       $   116

                See accompanying notes to financial statements.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

1. Organization

FSP Forest Park IV Corp. (the "Company") was organized on March 29, 1999 as a Limited Partnership under the laws of the Commonwealth of Massachusetts to purchase, own and operate a commercial office building located in Charlotte, North Caroline (the "Property"). The Property consists of a single-story modern office building that contains approximately 60,000 square feet of space situated on approximately 7.52 acres of land. The Company acquired the Property on July 8, 1999. The Company subsequently reorganized as a corporation under the laws of the State of Delaware effective January 1, 2001 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2002, 2001 and 2000 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                               Years
         --------                               -----
         Building - Commercial                    39
         Building Improvements                  15-39
         Furniture and equipment                 5-7

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

(in thousands)

       Price per Offering Memorandum                            $ 6,215
        Plus:  Acquisition fees                                     117
        Plus:  Other                                                 49
      ------------------------------------------------------------------
           Total Acquistion Costs                               $ 6,381
      ==================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                                      $ 1,210
      Building                                                    5,171
      ------------------------------------------------------------------
           Total reported in Balance Sheet                      $ 6,381
      ==================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, December 31, 2002, 2001 and 2000 no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002, 2001 and 2000.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS (Continued)

For the period ended May 31, 2003, The American Red Cross and Verizon accounted for 72% and 18% of rent respectively, while 10% was vacant. For the years ended December 31, 2002, 2001 and 2000, rental income was derived from two tenants, The American Red Cross at 81% and Verizon at 19%. For the year ended December 31, 2000, rental income consisted solely of income received from The American Red Cross. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $138,000, $111,000 and $68,000 at May 31, 2003, December 31, 2002, 2001 and
2000, respectively.

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $4,000, $9,300, $9,300 and $0 is included in the Company's Statement of Operations for the period ended May 31, 2003 and the years ended December 31, 2002, 2001 and 2000, respectively.

Payments for deferred leasing commissions in 2000 amounted to $47,000, which is being amortized over five years in respect of the lease. Details of the deferred leasing commissions are as follows:

                                             For the                 For the                 For the
                                           Period Ended            Years Ended              Year Ended
                                             May 31,               December 31,            December 31,
                                               2003           2002              2001          2000
      =================================================================================================
                                              (REIT)         (REIT)            (REIT)       (Limited
                                                                                           Partnership)
      Cost                                    $47,000       $47,000           $47,000      $ 47,000
      Accumulated amortization                 22,600        18,600             9,300            --
      -------------------------------------------------------------------------------------------------
      Book value                              $24,400       $28,400           $37,700      $ 47,000
      =================================================================================================

The estimated annual amortization expense for the periods succeeding May 31, 2003 are as follows:

      2003                                    $     5,400
      2004                                    $     9,300
      2005                                    $     9,300
      2006                                    $       400

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $685,000 have been reported as a reduction in the Partners'
Capital/Stockholders' Equity in the Company's Balance Sheets.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                            For the               For the              For the
                                         Period Ended           Years Ended           Year Ended
                                            May 31,             December 31,         Decembr 31,
      (in thousands)                         2003           2002           2001         2000
      ==========================================================================================
                                            (REIT)         (REIT)         (REIT)      (Limited
                                                                                    Partnership)
      Income from leases                     $ 344         $780           $764           $ 608
      Straight-line rent adjustment           (138)          27             43              45
      Reimbursable expenses                     22           56             45               8
      ------------------------------------------------------------------------------------------

           Total                             $ 228         $863           $852           $ 661
      ==========================================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002, 2001 and 2000. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                          For the           For the           For the
                                                       Period Ended       Years Ended        Year Ended
                                                          May 31,        December 31,       December 31,
                                                           2003          2002     2001          2000
      ==================================================================================================
                                                           (REIT)       (REIT)   (REIT)       (Limited
                                                                                            Partnership)
      Weighted average number of preferred shares
      outstanding                                           78            78       78            78

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003 and the years ended December 31, 2002, 2001 and 2000 fees incurred under the agreement were $3,500, $7,800, $5,700 and $6,000, respectively.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

At May 31, 2003, December 31, 2002, 2001 and 2000, the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                            For the                 For the              For the
                                                          Period Ended            Years Ended           Year Ended
                                                            May 31,               December 31,         December 31,
(in thousands)                                                2003             2002        2001           2000
===================================================================================================================
                                                           (REIT)           (REIT)        (REIT)        (Limited
                                                                                                      Partnership)
GAAP net income                                            $  (1)           $ 487         $ 508           $ 394

   Add: Book depreciation and amortization                    59              142           139             124
         Deferred rent                                      (124)             124            --              --
   Less: Tax depreciation and amortization                   (58)            (138)         (136)           (124)
         Straight-line rents                                 138              (27)          (43)            (45)
-------------------------------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement      $  14            $ 588         $ 468           $ 349
===================================================================================================================

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                 For the                For the               For the
                                                              Period Ended            Years Ended           Year Ended
                                                                 May 31,             December 31,          December 31,
(in thousands)                                                    2003            2002         2001            2000
========================================================================================================================
                                                                 (REIT)          (REIT)       (REIT)         (Limited
                                                                                                            Partnership)

  Cash dividends paid or accrued                                  $ 383          $590         $ 586             $ 450
     Plus: Dividends designated from following year                  --            --            --                --
     Less: Portion designated capital gain distribution              --            --            --                --
     Less: Return of Capital                                       (369)           (2)         (118)             (450)
------------------------------------------------------------------------------------------------------------------------
  Dividends paid deduction                                        $  14          $588         $ 468             $  --
========================================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                              For the              For the              For the
                                                           Period Ended          Years Ended           Year Ended
                                                              May 31,            December 31,         December 31,
      (in thousands)                                           2003           2002        2001            2000
      ============================================================================================================
                                                              (REIT)         (REIT)      (REIT)         (Limited
                                                                                                      Partnership)
        Net (loss) income                                     $  (1)        $ 487         $ 508         $ 394
        Depreciation and amortization                            59           142           139           124
        Straight line rent                                      138           (27)          (43)          (45)
        Purchase of land and building and improvements           --            --          (353)           --
        Establish funded reserve                                 --            --           468           (57)
        Payment of deferred leasing commissions                  --            --            --           (47)
      ------------------------------------------------------------------------------------------------------------

      Cash Available for Distribution                         $ 196         $ 602         $ 719         $ 369
      ============================================================================================================

The Company's distributions are summarized as follows:

                                                                  For the              For the            For the
                                                                Period Ended         Years Ended        Year Ended
                                                                  May 31,            December 31,       December 31,
      Quarter Paid (in thousands)                                   2003          2002         2001         2000
      ==============================================================================================================
                                                                   (REIT)        (REIT)       (REIT)      (Limited
                                                                                                        Partnership)
        First Quarter                                              $ 134       $ 143         $ 116          $ 111
        Second Quarter                                               147         145           161            103
        Third Quarter                                                102         156           154            114
        Fourth Quarter                                                --         146           155            122
      --------------------------------------------------------------------------------------------------------------
           Dividends paid or accrued                               $ 383       $ 590         $ 586          $ 450
      ==============================================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $102,000, $134,000 and $143,000,
respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

                            FSP Forest Park IV Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

PREFERRED STOCK (continued)

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                      Period/Year Ended
                                         December 31,               Amount
                                   -------------------------     ---------
     (in thousands)
                                             2003                 $   464
                                             2004                     813
                                             2005                     830
                                             2006                     678
                                             2007                     691
                                          Thereafter                  763
                                                                 ---------

                                                                  $ 4,239
                                                                 =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in July, 1999, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The Company has also signed a new lease since the purchase of the property. The original lease periods range from five to ten years with renewal options.

                                                                    SCHEDULE III

                            FSP FOREST PARK IV CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                   May 31,2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Forest Park IV, Corp.,
  Charlotte, North Carolina              --  $  1,210   $    5,171   $      --
                                ===========  ========   ==========   =========

(in thousands)
                                                     Historical Costs
                               ------------------------------------------------------------


                                                                               Total Costs,
                                                                                  Net of      Depreciable
                                         Buildings &             Accumulated    Accumulated       Life        Date of
Description                      Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                      ----    ------------  --------  ------------  ------------      -----      -----------

Forest Park IV, Corp.,
  Charlotte, North Carolina    $  1,210   $     5,171  $  6,381   $       498  $     5,883       15-39      July, 1999
                               ========   ===========  ========   ===========  ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs

                            FSP FOREST PARK IV CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                For the              For the             For the
                                             Period Ended          Years Ended         Year Ended
                                                May 31,           December 31,        December 31,
      (in thousands)                             2003          2002         2001          2000
      =============================================================================================
                                                (REIT)        (REIT)       (REIT)       (Limited
                                                                                       Partnership)
      Real estate investments, at cost:
         Balance, beginning of period          $6,381        $6,381        $6,028        $6,028
            Acquisitions                           --            --            --            --
            Improvements                           --            --           353            --
            Dispositions                           --            --            --            --
      ---------------------------------------------------------------------------------------------

         Balance, end of period                $6,381        $6,381        $6,381        $6,028
      =============================================================================================

      Accumulated depreciation:
         Balance, beginning of period          $  443        $  310        $  180        $   56
            Depreciation                           55           133           130           124
            Dispositions                           --            --            --            --
      ---------------------------------------------------------------------------------------------

         Balance, end of period                $  498        $  443        $  310        $  180
      =============================================================================================

                            FSP Gael Apartments Corp.
                              Financial Statements
                 May 31, 2003, December 31, 2002, 2001 and 2000

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the years ended
      December 31, 2002 and 2001 and for the period May 30, 2000
      (date of inception) to December 31, 2000............................... 3

Statements of Change in Stockholders' Equity for the period ended
      May 31, 2003, the years ended December 31, 2002 and 2001and for the period May 30, 2000 (date of inception) to December 31, 2000........... 4

Statements of Cash Flows for the period ended May 31, 2003, the years ended
      December 31, 2002 and 2001 and for the period May 30, 2000
      (date of inception) to December 31, 2000............................... 5

Notes to Financial Statements............................................. 6-12

Schedule of Real Estate and Accumulated Depreciation..................... 13-14

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Gael Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Gael Apartments Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the period from May 30, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Gael Apartments Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                            FSP Gael Apartments Corp.
                                 Balance Sheets

                                                                  May 31,      December 31,    December 31,
(in thousands, except shares and par value amounts)                 2003           2002           2001
===========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  3,312       $  3,312       $  3,312
     Buildings and improvements                                     14,789         14,789         14,789
-----------------------------------------------------------------------------------------------------------
                                                                    18,101         18,101         18,101

Less accumulated depreciation                                        1,546          1,322            784
-----------------------------------------------------------------------------------------------------------

       Real estate investments, net                                 16,555         16,779         17,317

Cash and cash equivalents                                              433            399            429
Cash-funded reserve                                                    575            574            581
Restricted cash                                                         58             61             66
Prepaid expenses and other assets                                       50             41             28
-----------------------------------------------------------------------------------------------------------

       Total assets                                               $ 17,671       $ 17,854       $ 18,421
===========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                        $    262       $     85       $     58
     Dividends payable                                                 221            356            399
     Tenant security deposits                                           58             61             66
-----------------------------------------------------------------------------------------------------------

       Total liabilities                                               541            502            523
-----------------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value per share, 212.5 shares
         authorized, issued and outstanding                             --             --             --
     Common Stock, $.01 par value per share, 1 share
         authorized, issued and outstanding                             --             --             --
     Additional paid-in capital                                     19,435         19,435         19,435
     Retained deficit and dividends in excess of earnings           (2,305)        (2,083)        (1,537)
-----------------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                   17,130         17,352         17,898
-----------------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity                  $ 17,671       $ 17,854       $ 18,421
===========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                            Statements of Operations

                                                                                                                  For the Period
                                                                      For the                 For the              May 30, 2000
                                                                    Period Ended            Years Ended         (date of inception)
                                                                      May 31,               December 31,          to December 31,
(in thousands, except shares and per share amounts)                     2003            2002            2001           2000
===================================================================================================================================

Revenue:
    Rental                                                            $ 1,086         $ 2,628         $ 2,582         $ 1,033
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                            255             604             574             281
     Depreciation                                                         224             538             538             246
     Real estate taxes and insurance                                      224             532             510             202
     Interest                                                              --              --              --             792
-----------------------------------------------------------------------------------------------------------------------------------

         Total expenses                                                   703           1,674           1,622           1,521
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                      383             954             960            (488)
     Interest income                                                        7              23              46              28
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                     $   390         $   977         $ 1,006         $  (460)
===================================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                              212.5           212.5           212.5           212.5
===================================================================================================================================

     Net income (loss) per preferred share, basic and diluted         $ 1,835         $ 4,598         $ 4,734         $(2,165)
===================================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                        Years Ended December 31, 2002 and
                  2001 and For the Period May 30, 2000 (date of
                         inception) to December 31, 2000

                                                                                      Retained Deficit
                                                                        Additional      and Dividends        Total
                                              Preferred      Common       Paid in       in Excess of     Stockholders'
(in thousands, except shares)                   Stock         Stock       Capital         Earnings          Equity
======================================================================================================================

Private offering of 212.5 shares, net         $   --       $   --      $ 19,435         $     --          $ 19,435

Dividends                                         --           --            --             (530)             (530)

Net Loss                                          --           --            --             (460)             (460)
------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                        --           --        19,435             (990)           18,445

Dividends                                         --           --            --           (1,553)           (1,553)

Net Income                                        --           --            --            1,006             1,006
------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                        --           --        19,435           (1,537)           17,898

Dividends                                         --           --            --           (1,523)           (1,523)

Net Income                                        --           --            --              977               977
------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                        --           --        19,435           (2,083)           17,352

Dividends                                         --           --            --             (612)             (612)

Net Income                                        --           --            --              390               390
------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                         $   --       $   --      $ 19,435         $ (2,305)         $ 17,130
==================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                            Statements of Cash Flows

                                                                                                               For the Period
                                                                       For the                 For the          May 30, 2000
                                                                     Period Ended            Years Ended      (date of inception)
                                                                       May 31,              December 31,       to December 31,
(in thousands)                                                           2003           2002          2001           2000
=================================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                  $    390       $    977       $  1,006       $   (460)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
       Depreciation                                                         224            538            538            246
    Changes in operating assets and liabilities
            Cash-funded reserve                                              (1)             7             34           (616)
            Restricted cash                                                   3              5             20            (86)
            Prepaid expenses and other assets                                (9)           (13)             1            (28)
            Accounts payable and accrued expenses                           177             27           (439)           496
            Tenant security deposits                                         (3)            (5)           (20)            86
--------------------------------------------------------------------------------------------------------------------------------

             Net cash provided by (used for) operating activities           781          1,536          1,140           (362)
--------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                          --             --             --        (18,101)
--------------------------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                      --             --             --        (18,101)
--------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                     --             --             --         21,250
     Syndication costs                                                       --             --             --         (1,815)
     Dividends to stockholders                                             (747)        (1,566)        (1,526)          (157)
     Proceeds from long-term debt                                            --             --             --         17,500
     Principal payments on long-term debt                                    --             --             --        (17,500)
--------------------------------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities      (747)        (1,566)        (1,526)        19,278
--------------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                         34            (30)          (386)           815

Cash and cash equivalents, beginning                                        399            429            815             --
--------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                         $    433       $    399       $    429       $    815
================================================================================================================================

Supplemental disclosure of cash flow information:

     Cash paid for:
         Interest                                                      $     --       $     --       $     --       $    792

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                               $    221       $    356       $    399       $    372

                 See accompanying notes to financial statements.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

1. Organization

FSP Gael Apartments Corp. (the "Company") was organized on May 30, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate a luxury apartment complex located in Houston, Texas (the "Property"). The Property consists of 210 luxury apartments that total 187,000 square feet. The company took title to the Property on July 28, 2000 through a newly-formed limited partnership of which the Company is the sole limited partner, and a limited liability company wholly-owned by the Company is the sole general partner. Accordingly, the Company will own, directly or indirectly, all of the beneficial interest in the limited partnership and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002, 2001 and 2000 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                           Years
      --------                           -----
      Building - Apartments               27.5
      Building Improvements              15-27.5
      Furniture and equipment              5-7

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on the use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,815,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions are charged as a reduction of rental revenue.

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003. The denominator used for calculating basic and diluted net income per share is as follows:

                                                 For the               For the             For the
                                               Period Ended          Years Ended        Period Ended
                                                 May 31,             December 31,       December 31,
                                                  2003            2002        2001          2000
      ==============================================================================================
      Weighted average number of
      preferred shares outstanding                212.5           212.5       212.5         212.5

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003 and the years ended December 31, 2002 and 2001 and the period ended December 31, 2000, fees incurred under the agreement were $11,000, $27,000, $26,000 and $10,000, respectively.

An acquisition fee of $425,000 and other costs totaling $141,000 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,700,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $17,500,000 with interest equal to the Citizens Bank base rate (9.5%). Interest paid to the affiliate was $101,000.

      A commitment fee of $691,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was be effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was be effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $416,000 that can be carried forward until it expires in the year 2020. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003, December 31, 2002 and 2001, the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                              For the               For the             For the
                                                           Period Ended           Years Ended        Period Ended
                                                              May 31,             December 31,       December 31,
(in thousands)                                                 2003            2002         2001         2000
=================================================================================================================

GAAP net income (loss)                                       $   390       $   977       $ 1,006       $  (460)

   Add:  Book depreciation                                       224           538           538           246
         Deferred rents                                           --            25            --            21
   Less: Tax depreciation and amortization                      (154)         (369)         (370)         (143)
         Deferred rents                                          (34)           --           (12)           --
         Other book/tax differences, net                          --           (12)           --            --
-----------------------------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement *      $   426       $ 1,159       $ 1,162       $  (336)
=================================================================================================================

* A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                            For the               For the               For the
                                                         Period Ended           Years Ended          Period Ended
                                                            May 31,             December 31,         December 31,
(in thousands)                                               2003            2002         2001           2000
=================================================================================================================

Cash dividends paid or accrued                             $   968       $ 1,566       $ 1,526       $   157
   Plus: Dividends designated from following year               --            --            --            --
   Less: Portion designated capital gain distribution           --            --            --            --
   Less: Return of Capital                                    (542)         (407)         (364)         (157)
----------------------------------------------------------------------------------------------------------------
Dividends paid deduction                                   $   426       $ 1,159       $ 1,162       $    --
================================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and certain non-cash compensation expenses); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and non-cash compensation are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                        For the               For the             For the
                                                     Period Ended           Years Ended         Period Ended
                                                        May 31,            December 31,         December 31,
(in thousands)                                           2003           2002         2001           2000
============================================================================================================

  Net income (loss)                                   $    390       $    977      $  1,006      $   (460)
  Depreciation                                             224            538           538           246
  Net proceeds from offering of shares                      --             --            --        19,435
  Purchase of land and building and improvements            --             --            --       (18,101)
  Payments from (establish) funded reserve                  (1)             7            34          (616)
------------------------------------------------------------------------------------------------------------
Cash Available for Distribution                       $    613       $  1,522      $  1,578      $    504
============================================================================================================

The Company's distributions are summarized as follows:

                                   For the             For the         For the
(in thousands)                  Period Ended         Years Ended    Period Ended
                                   May 31,          December 31,    December 31,
Quarter Paid                        2003         2002        2001       2000
================================================================================

First Quarter                      $  356      $  400      $  372    $   --
Second Quarter                        391         406         370        --
Third Quarter                         221         390         384        --
Fourth Quarter                         --         370         400       157
--------------------------------------------------------------------------------
    Dividends paid or accrued      $  968      $1,566      $1,526    $  157
================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002, 2001 and 2000 of $221,000, $356,000, $399,000 and
$372,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                            FSP Gael Apartments Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

                                                                    SCHEDULE III

                            FSP GAEL APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Gael, Houston, Texas                   --    $  3,312   $  14,789     $       --
                               ==========    ========   =========     ==========

(in thousands)

                                                     Historical Costs
                               ------------------------------------------------------------


                                                                               Total Costs,
                                                                                  Net of      Depreciable
                                         Buildings &             Accumulated    Accumulated       Life        Date of
Description                      Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                      ----    ------------  --------  ------------  ------------      -----      -----------

Gael, Houston, Texas           $  3,312   $   14,789   $ 18,101   $     1,546  $    16,555       15-27.5    July, 2000
                               ========   ==========   ========   ===========   ==========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                            FSP GAEL APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION


The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                              For the             For the           For the
                                           Period Ended         Years Ended      Period Ended
                                              May 31,           December 31,     December 31,
      (in thousands)                           2003         2002         2001        2000
      =======================================================================================

      Real estate investments, at cost:
         Balance, beginning of period        $18,101      $18,101      $18,101      $    --
             Acquisitions                         --           --           --       18,101
             Improvements                         --           --           --           --
             Dispositions                         --           --           --           --
      ---------------------------------------------------------------------------------------

         Balance, end of period              $18,101      $18,101      $18,101      $18,101
      =======================================================================================

      Accumulated depreciation:
         Balance, beginning of period        $ 1,322      $   784      $   246      $    --
              Depreciation                       224          538          538          246
              Dispositions                        --           --           --           --
      ---------------------------------------------------------------------------------------

         Balance, end of period              $ 1,546      $ 1,322      $   784      $   246
      =======================================================================================

                      FSP Goldentop Technology Center Corp.
                              Financial Statements
                 May 31, 2003, December 31, 2002, 2001 and 2000

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the years ended December 31, 2002 and 2001 and for the period August 16, 2000
      (date of inception) to December 31, 2000............................... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, the years ended December 31, 2002 and 2001 and for the period August 16, 2000 (date of inception) to December 31, 2000........ 4

Statements of Cash Flows for the period ended May 31, 2003, the years ended
      December 31, 2002 and 2001 and for the period August 16, 2000
      (date of inception) to December 31, 2000............................... 5

Notes to Financial Statements............................................. 6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Goldentop Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Goldentop Technology Center Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the period from August 16, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Goldentop Technology Center Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                      FSP Goldentop Technology Center Corp.
                                 Balance Sheets

                                                                   May 31,     December 31,    December 31,
(in thousands, except shares and par value amounts)                 2003          2002            2001
===========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  4,427       $  4,427       $  4,427
     Buildings and improvements                                     15,183         15,183         15,183
--------------------------------------------------------------------------------------------------------
                                                                    19,610         19,610         19,610

Less accumulated depreciation                                        1,054            892            503
--------------------------------------------------------------------------------------------------------

       Real estate investments, net                                 18,556         18,718         19,107

Cash and cash equivalents                                              268            512            534
Cash-funded reserve                                                    850            841            852
Tenant receivables                                                      28             13             --
Step rent receivable                                                    --            289            193
Prepaid expenses and other assets                                       48             20             15
--------------------------------------------------------------------------------------------------------

       Total assets                                               $ 19,750       $ 20,393       $ 20,701
========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                        $     25       $     25       $     45
     Dividends payable                                                 317            497            480
--------------------------------------------------------------------------------------------------------

       Total liabilities                                               342            522            525
--------------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value per share, 231.5 shares
         authorized, issued and outstanding                             --             --             --
     Common Stock, $.01 par value per share, 1 share
         authorized, issued and outstanding                             --             --             --
     Additional paid-in capital                                     21,221         21,221         21,221
     Retained deficit and dividends in excess of earnings           (1,813)        (1,350)        (1,045)
--------------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                   19,408         19,871         20,176
--------------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity                  $ 19,750       $ 20,393       $ 20,701
========================================================================================================

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                            Statements of Operations

                                                                                                          For the Period
                                                                   For the               For the         August 16, 2000
                                                                 Period Ended          Years Ended     (date of inception)
                                                                   May 31,            December 31,       to December 31,
(in thousands, except shares and per share amounts)                  2003          2002          2001          2000
==========================================================================================================================

Revenue:
    Rental                                                         $   707      $ 2,410      $ 2,439         $   670
--------------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                          55           89           96              64
     Depreciation                                                      162          389          389             113
     Real estate taxes and insurance                                   146          332          297              81
     Interest                                                           --           --           --             809
--------------------------------------------------------------------------------------------------------------------------

         Total expenses                                                363          810          782           1,067
--------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                   344        1,600        1,657            (397)
     Interest income                                                     7           27           54              15
--------------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                  $   351      $ 1,627      $ 1,711         $  (382)
==========================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                           231.5        231.5        231.5           231.5
==========================================================================================================================

     Net income (loss) per preferred share, basic and diluted      $ 1,516      $ 7,028      $ 7,391         $(1,650)
==========================================================================================================================

                See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                   Years Ended December 31, 2002 and 2001 and
               For the Period August 16, 2000 (date of inception)
                              to December 31, 2000

                                                                               Retained Deficit
                                                                  Additional     and Dividends        Total
                                          Preferred    Common       Paid in      in Excess of     Stockholders'
(in thousands, except shares)               Stock       Stock       Capital        Earnings          Equity
===============================================================================================================

Private offering of 231.5 shares, net      $   --      $   --      $ 21,221      $     --           $ 21,221

Dividends                                      --          --            --          (473)              (473)

Net Loss                                       --          --            --          (382)              (382)
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                     --          --        21,221          (855)            20,366

Dividends                                      --          --            --        (1,901)            (1,901)

Net Income                                     --          --            --         1,711              1,711
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                     --          --        21,221        (1,045)            20,176

Dividends                                      --          --            --        (1,932)            (1,932)

Net Income                                     --          --            --         1,627              1,627
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                     --          --        21,221        (1,350)            19,871

Dividends                                      --          --            --          (814)              (814)

Net Income                                     --          --            --           351                351
---------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                      $   --      $   --      $ 21,221      $ (1,813)          $ 19,408
===============================================================================================================

                See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                            Statements of Cash Flows

                                                                                                                 For the Period
                                                                         For the               For the            August 16, 2000
                                                                      Period Ended           Years Ended        (date of inception)
                                                                         May 31,            December 31,          to December 31,
(in thousands)                                                            2003           2002          2001            2000
==================================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                   $    351       $  1,627       $  1,711       $   (382)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
       Depreciation                                                          162            389            389            113
    Changes in operating assets and liabilities
            Cash-funded reserve                                               (9)            11            (16)          (834)
            Tenant receivables                                               (15)           (13)            --             --
            Step rent receivable                                             289            (96)          (151)           (42)
             Prepaid expenses and other assets                               (28)            (5)            17            (32)
            Accounts payable and accrued expenses                             --            (20)           (48)            94
-----------------------------------------------------------------------------------------------------------------------------

             Net cash provided by (used for) operating activities            750          1,893          1,902         (1,083)
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                           --             --             --        (19,610)
-----------------------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                       --             --             --        (19,610)
-----------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                      --             --             --         23,150
     Syndication costs                                                        --             --             --         (1,929)
     Dividends to stockholders                                              (994)        (1,915)        (1,896)            --
     Proceeds from long-term debt                                             --             --             --         18,900
     Principal payments on long-term debt                                     --             --             --        (18,900)
-----------------------------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities       (994)        (1,915)        (1,896)        21,221
-----------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                        (244)           (22)             6            528

Cash and cash equivalents, beginning                                         512            534            528             --
-----------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                          $    268       $    512       $    534       $    528
=============================================================================================================================

Supplemental disclosure of cash flow information:

     Cash paid for:
         Interest                                                       $     --       $     --       $     --       $    809

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                $    317       $    497       $    480       $    474

                 See accompanying notes to financial statements.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Goldentop Technology Center Corp. (the "Company") was organized on August 16, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate an existing commercial office building located in San Diego, California (the "Property"). The Property consists of a two-story R&D/Office/Corporate Headquarters facility containing 141,000 total square feet of space situated on 8 acres of land. The Company acquired the Property on September 22, 2000.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002, 2001 and 2000 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                            Years
         --------                            -----
         Building - Commercial                 39
         Building Improvements               15-39
         Furniture and equipment              5-7

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                               $ 18,900
      Plus:  Acquisition fees                                          463
      Plus:  Other acquisition costs                                   247
      ---------------------------------------------------------------------
         Total Acquisition Costs                                  $ 19,610
      =====================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                                        $  4,427
      Building                                                      15,183
      ---------------------------------------------------------------------
         Total reported in Balance Sheet                          $ 19,610
      =====================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, December 31, 2002, 2001 and 2000, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003, the years ended December 31, 2002 and 2001 and the period ended December 31, 2000, rental income was derived from one tenant, Northrup Grumman. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

The lease provides for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreement. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $289,000 and $193,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,929,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned.

                                               For the                 For the               For the
                                            Period Ended             Years Ended           Period Ended
                                               May 31,              December 31,           December 31,
      (in thousands)                            2003            2002            2001           2000
      ==================================================================================================
        Income from leases                     $ 857         $ 2,002          $ 1,947          $ 534
        Straight-line rent adjustment           (289)             96              151             42
        Reimbursable expenses                    139             312              341             94
      --------------------------------------------------------------------------------------------------

             Total                             $ 707         $ 2,410          $ 2,439          $ 670
      ==================================================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002, 2001 and 2000. The denominator used for calculating basic and diluted net income per share is as follows:

                                                 For the               For the            For the
                                               Period Ended          Years Ended        Period Ended
                                                 May 31,             December 31,       December 31,
                                                   2003           2002        2001          2000
      ==============================================================================================
      Weighted average number of
      preferred shares outstanding                231.5          231.5        231.5         231.5

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003 and the years ended December 31, 2002 and 2001, and the period ended December 31, 2000, fees incurred under the agreement were $8,000, $20,000, $19,000 and $6,000, respectively.

An acquisition fee of $463,000 and other costs totaling $199,000 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,852,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $18,900,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $57,000. The average interest rate during the time the loan was outstanding was 9.50%.

      A commitment fee of $752,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $358,000 that can be carried forward until it expires in the year 2020. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003, December 31, 2002 and 2001, the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheets.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                For the               For the            For the
                                                             Period Ended           Years Ended        Period Ended
                                                                May 31,             December 31,       December 31,
(in thousands)                                                   2003            2002         2001         2000
====================================================================================================================

GAAP net income  (loss)                                          $ 351        $ 1,627      $ 1,711        $ (382)

     Add:  Book depreciation                                       162            389          389           113
     Less: Tax depreciation                                       (158)          (442)        (422)          (41)
           Straight-line rents                                     289            (96)        (151)          (42)
--------------------------------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement *          $ 644        $ 1,478      $ 1,527        $ (352)
====================================================================================================================

* A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                For the                For the              For the
                                                             Period Ended            Years Ended         Period Ended
                                                                May 31,             December 31,         December 31,
(in thousands)                                                   2003            2002          2001          2000
========================================================================================================================

Cash dividends paid or accrued                                  $1,311           $1,915        $1,896        $  --
     Plus:  Dividends designated from following year                --               --            --           --
     Less:  Portion designated capital gain distribution            --               --            --           --
     Less:  Return of Capital                                     (667)            (437)         (369)          --
Dividends paid deduction                                        $  644           $1,478        $1,527        $  --
========================================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserve). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                            For the                 For the               For the
                                                         Period Ended             Years Ended          Period Ended
                                                            May 31,               December 31,         December 31,
(in thousands)                                               2003             2002          2001           2000
===================================================================================================================

  Net income (loss)                                          $351           $1,627        $1,711         $   (382)
  Depreciation                                                162              389           389              113
  Straight line rent                                          289              (96)         (151)             (42)
  Net proceeds from offering of shares                         --               --            --           21,221
  Purchase of land and building and improvements               --               --            --          (19,610)
  Establish funded reserve                                     (9)              11           (16)            (835)
-------------------------------------------------------------------------------------------------------------------

Cash Available for Distribution                              $793           $1,931        $1,933         $    465
===================================================================================================================

The Company's distributions are summarized as follows:

                                                           For the                  For the               For the
(in thousands)                                           Period Ended             Years Ended          Period Ended
                                                           May 31,               December 31,          December 31,
Quarter Paid                                                 2003            2002           2001           2000
====================================================================================================================

  First Quarter                                             $  497          $  480        $  467          $     --
  Second Quarter                                               497             471           482                --
  Third Quarter                                                317             467           468                --
  Fourth Quarter                                                --             497           479                --
--------------------------------------------------------------------------------------------------------------------

     Dividends paid or accrued                              $1,311          $1,915        $1,896          $     --
====================================================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002, 2001 and 2000 of $317,000, $497,000, $480,000 and
$467,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                      FSP Goldentop Technology Center Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. The holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                        Period/Year Ended
      (in thousands)                       December 31,             Amount
                                       -------------------        ---------

                                               2003                $ 1,200
                                               2004                  2,115
                                               2005                  2,174
                                               2006                  2,235
                                               2007                  1,149
                                                                  ---------

                                                                   $ 8,873
                                                                  =========

In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

Upon acquiring the commercial rental property in September 2000, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is seven years with renewal options.

                                                                    SCHEDULE III

                      FSP GOLDENTOP TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Goldentop, San Diego, CA                 --  $  4,427   $   15,183    $      --
                                ===========  ========   ==========    =========

(in thousands)

                                                       Historical Costs
                                 ------------------------------------------------------------


                                                                                 Total Costs,
                                                                                    Net of      Depreciable
                                           Buildings &             Accumulated    Accumulated       Life        Date of
Description                        Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                        ----    ------------  --------  ------------  ------------      -----      -----------

Goldentop, San Diego, CA         $  4,427   $    15,183  $ 19,610   $     1,054  $    18,556       15-39    September, 2000
                                 ========   ===========  ========   ===========  ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                         FSP GOLDENTOP TECHNOLOGY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                             For the                For the              For the
                                          Period Ended            Years Ended          Period Ended
                                             May 31,             December 31,          December 31,
      (in thousands)                          2003           2002            2001         2000
      =============================================================================================

      Real estate investments, at cost:
          Balance, beginning of period       $19,610        $19,610        $19,610        $    --
              Acquisitions                        --             --             --         19,610
              Improvements                        --             --             --             --
              Dispositions                        --             --             --             --
      ---------------------------------------------------------------------------------------------

          Balance, end of period             $19,610        $19,610        $19,610        $19,610
      =============================================================================================

      Accumulated depreciation:
          Balance, beginning of period       $   892        $   503        $   114        $    --
               Depreciation                      162            389            389            114
               Dispositions                       --             --             --             --
      ---------------------------------------------------------------------------------------------

           Balance, end of period            $ 1,054        $   892        $   503        $   114
      =============================================================================================

                     FSP Centennial Technology Center Corp.
                              Financial Statements
                 May 31, 2003, December 31, 2002, 2001 and 2000

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003,
      years ended December 31, 2002 and 2001 and for the Period
      August 15, 2000 (date of inception) to December 31, 2000............... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, years ended December 31, 2002 and 2001 and for the
      Period August 15, 2000 (date of inception) to December, 31, 2000....... 4

Statements of Cash Flows for the period ended May 31, 2003, years ended
      December 31, 2002 and 2001 and for the Period August 15, 2000
      (date of inception) to December, 31, 2000.............................. 5

Notes to Financial Statements............................................. 6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Centennial Technology Center Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Centennial Technology Center Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the period from August 15, 2000 (date of inception) to December 31, 2000. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Centennial Technology Center Corp. as of May 31, 2003 and December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the years ended December 31, 2002 and 2001, and for the initial period ended December 31, 2000 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the financial statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                     FSP Centennial Technology Center Corp.
                                 Balance Sheets

                                                               May 31,     December 31,  December 31,
(in thousands, except shares and par value amounts)             2003          2002           2001
=====================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                     $  1,305      $  1,305      $  1,305
     Buildings and improvements                                 12,152        12,152        12,152
--------------------------------------------------------------------------------------------------
                                                                13,457        13,457        13,457

Less accumulated depreciation                                      844           714           403
--------------------------------------------------------------------------------------------------

       Real estate investments, net                             12,613        12,743        13,054

Cash and cash equivalents                                          385           540           535
Cash-funded reserve                                                475           470           470
Restricted cash                                                     13            13            13
Step rent receivable                                                --           210           131
Prepaid expenses and other assets                                   11             9            19
--------------------------------------------------------------------------------------------------

       Total assets                                           $ 13,497      $ 13,985      $ 14,222
==================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                    $    184      $    152      $    173
     Dividends payable                                             212           338           329
     Tenant security deposits                                       13            13            13
--------------------------------------------------------------------------------------------------

       Total liabilities                                           409           503           515
--------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value, 158 shares
         authorized, issued and outstanding                         --            --            --
     Common Stock, $.01 par value, 1 share
         authorized, issued and outstanding                         --            --            --
     Additional paid-in capital                                 14,459        14,459        14,459
     Retained deficit and dividends in excess of earnings       (1,371)         (977)         (752)
--------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                               13,088        13,482        13,707
--------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity              $ 13,497      $ 13,985      $ 14,222
==================================================================================================

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                            Statements of Operations

                                                                                                       For the Period
                                                                   For the            For the          August 15, 2000
                                                                 Period Ended       Years Ended       (date of inception)
                                                                   May 31,          December 31,       to December 31,
(in thousands, except shares and per share amounts)                  2003         2002        2001          2000
=========================================================================================================================

Revenue:
    Rental                                                          $  532       $1,832       $1,817       $   414
------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                         145          262          237            81
     Depreciation                                                      130          311          312            91
     Real estate taxes and insurance                                   103          146          137            27
     Interest                                                           --           --           --           698
------------------------------------------------------------------------------------------------------------------

         Total expenses                                                378          719          686           897
------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                   154        1,113        1,131          (483)
     Interest income                                                     6           16           37             5
------------------------------------------------------------------------------------------------------------------

Net income (loss)                                                   $  160       $1,129       $1,168       $  (478)
==================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                             158          158          158           158
==================================================================================================================

     Net income (loss) per preferred share, basic and diluted       $1,013       $7,146       $7,392       $(3,025)
==================================================================================================================

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                   Years Ended December 31, 2002 and 2001 and
              For the Period August 15, 2000 (date of inception) to
                                December 31, 2000

                                                                                Retained Deficit
                                                                  Additional      and Dividends        Total
                                        Preferred     Common        Paid in       in Excess of     Stockholders'
(in thousands, except shares)             Stock        Stock        Capital         Earnings           Equity
================================================================================================================

Private offering of 158 shares, net      $   --       $   --         $14,459         $    --           $ 14,459

Dividends                                    --           --              --            (124)              (124)

Net Loss                                     --           --              --            (478)              (478)
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2000                   --           --          14,459            (602)            13,857

Dividends                                    --           --              --          (1,318)            (1,318)

Net Income                                   --           --              --           1,168              1,168
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                   --           --          14,459            (752)            13,707

Dividends                                    --           --              --          (1,354)            (1,354)

Net Income                                   --           --              --           1,129              1,129
---------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                   --           --          14,459            (977)            13,482

Dividends                                    --           --              --            (554)              (554)

Net Income                                   --           --              --             160                160
---------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $   --       $   --         $14,459         $(1,371)          $ 13,088
===============================================================================================================

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                            Statements of Cash Flows

                                                                                                             For the Period
                                                                        For the             For the         August 15, 2000
                                                                     Period Ended         Years Ended      (date of inception)
                                                                        May 31,           December 31,      to December 31,
(in thousands)                                                           2003          2002        2001           2000
==============================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                   $ 160        $ 1,129      $ 1,168      $   (478)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
       Depreciation                                                       130            311          312            91
     Changes in operating assets and liabilities:
            Cash-funded reserve                                            (5)            --           --          (470)
            Restricted cash                                                --             --           --           (13)
            Step rent receivable                                          210            (79)        (131)           --
            Prepaid expenses and other assets                              (2)            10          (16)           (3)
            Accounts payable and accrued expenses                          32            (21)          85            88
            Tenant security deposits                                       --             --           --            13
--------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used for) operating activities     525          1,350        1,418          (772)
--------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                        --             --           --       (13,457)
--------------------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                    --             --           --       (13,457)
--------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                   --             --           --        15,800
     Syndication costs                                                     --             --           --        (1,340)
     Dividends to stockholders                                           (680)        (1,345)      (1,114)           --
     Proceeds from long-term debt                                          --             --           --        13,000
     Principal payments on long-term debt                                  --             --           --       (13,000)
--------------------------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities    (680)        (1,345)      (1,114)       14,460
--------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                     (155)             5          304           231

Cash and cash equivalents, beginning                                      540            535          231            --
--------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                          $ 385        $   540      $   535      $    231
==========================================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
        Interest                                                        $  --        $    --      $    --      $    698

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                $ 212        $   338      $   329      $    124

                 See accompanying notes to financial statements.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

1. Organization

FSP Centennial Technology Center Corp. ("the "Company") was organized on August 15, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial buildings located in Colorado Springs, Colorado (the "Property"). The Property consists of two single story office buildings containing 110,730 total square feet of space situated on approximately 9 acres of land. The Company acquired the Property on September 28, 2000 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002, 2001 and 2000 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                             Years
      --------                             -----
      Building - Commercial                  39
      Building Improvements                15-39
      Furniture and equipment               5-7

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003, the years ended December 31, 2002 and 2001 and the period ended December 31, 2000, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                            2003     2002     2001     2000
                                         -----------------------------------
      Hewlett Packard                       81%      81%      74%      78%
      Starkey Laboratories, Inc.            12%      12%      11%      12%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $210,000 and $131,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,340,489 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                         For the            For the          For the
                                      Period Ended        Years Ended     Period Ended
                                         May 31,         December 31,     December 31,
      (in thousands)                      2003         2002        2001        2000
      ================================================================================
      Income from leases                 $ 578       $ 1,375     $ 1,323      $ 396
      Straight-line rent adjustment       (210)           79         131          -
      Reimbursable expenses                164           378         363         18
      --------------------------------------------------------------------------------

      Total                              $ 532       $ 1,832     $ 1,817      $ 414
      ================================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                          For the Period         For the            For the
                                              Ended            Years Ended       Period Ended
                                             May 31,          December 31,       December 31,
                                              2003            2002    2001           2000
      =======================================================================================
      Weighted average number of
      preferred shares outstanding            158              158    158             158

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, years ended December 31, 2002, 2001 and period ended December 31, 2000, fees incurred under the agreement were $7,500, $17,886, $21,638 and $4,304, respectively

An acquisition fee of $316,000 and other costs totaling $51,356 were paid in 2000 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,264,000 were paid in 2000 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2000, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $13,000,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $172,744. The average interest rate during the time the loan was outstanding was 7.87%.

      A commitment fee of $513,500 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expenses on the Statement of Operations.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards (continued)

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $461,000 that can be carried forward until it expires in the year 2020. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003, December 31, 2002, 2001 and 2000 the Company's net tax basis of properties approximates the amount set forth in the Company's Balance Sheet.

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

                                                                For the                For the           For the
                                                              Period Ended           Years Ended      Period Ended
                                                                May 31,              December 31,     December 31,
(in thousands)                                                    2003            2002         2001       2000
==================================================================================================================

GAAP net income (loss)                                          $ 160          $ 1,129      $ 1,168     $ (478)

    Add:   Book depreciation                                      130              311          312         91
    Less:  Tax depreciation and amortization                     (127)            (303)        (304)       (70)
           Straight-line rents                                    210              (79)        (131)        --
------------------------------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement *         $ 373          $ 1,058      $ 1,045     $ (457)
==================================================================================================================

* A tax loss is not subject to a dividend requirement.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                For the                  For the                 For the
                                                             Period Ended              Years Ended             Period Ended
                                                                May 31,                December 31,            December 31,
(in thousands)                                                   2003              2002            2001            2000
===========================================================================================================================

Cash dividends paid or accrued                                   $ 892          $ 1,345         $ 1,114            $ --
Less:  Dividends designated to prior year                           --               --              --              --
Plus:  Dividends designated from following year                     --               --              --              --
Less:  Portion designated capital gain distribution                 --               --              --              --
Less:  Return of Capital                                          (519)            (287)            (69)             --
---------------------------------------------------------------------------------------------------------------------------
Dividends paid deduction                                         $ 373          $ 1,058         $ 1,045            $ --
===========================================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                 For the             For the                  For the
                                              Period Ended         Years Ended             Period Ended
                                                 May 31,           December 31,            December 31,
(in thousands)                                    2003          2002           2001            2000
=======================================================================================================

Net income (loss)                                $ 160        $ 1,129        $ 1,168        $   (478)
Depreciation and amortization                      130            312            312              91
Straight line rent                                 210            (79)          (131)             --
Net proceeds from offering of shares                --             --             --          14,460
Purchase of land and building                       --             --             --         (13,457)
Payments from (establish) funded reserve            (5)            --             --            (470)
-------------------------------------------------------------------------------------------------------

Cash Available for Distribution                  $ 495        $ 1,362        $ 1,349        $    146
=======================================================================================================

The Company's distributions are summarized as follows:

                                              For the                  For the                For the
                                           Period Ended              Years Ended            Period Ended
                                              May 31,               December 31,            December 31,
(in thousands)                                 2003             2002            2001            2000
========================================================================================================

First Quarter                                  $ 338           $ 329          $ 124              $--
Second Quarter                                   342             331            330               --
Third Quarter                                    212             341            330               --
Fourth Quarter                                    --             344            330               --
--------------------------------------------------------------------------------------------------------
     Dividends paid or accrued                 $ 892         $ 1,345        $ 1,114              $--
========================================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002, 2001 and 2000 of $212,000, $338,000, $329,000 and
$124,000, respectively.

Cash distributions are declared and paid on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

                     FSP Centennial Technology Center Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

PREFERRED STOCK

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                               For the
                                           Period/Year Ended
      (in thousands)                          December 31,           Amount
                                           -----------------         ------

                                                 2003               $   813
                                                 2004                 1,305
                                                 2005                 1,177
                                                 2006                 1,226
                                                 2007                 1,236
                                              Thereafter              2,802
                                                                    -------

                                                                    $ 8,559
                                                                    =======

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September, 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to ten years with renewal options.

                                                                    SCHEDULE III

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

 Centennial Technology Center
     Colorado Springs, CO              --    $  1,305   $   12,152    $      --
                                =========    ========   ==========    =========

                                                      Historical Costs
                                ------------------------------------------------------------


                                                                                Total Costs,
                                                                                   Net of      Depreciable
                                          Buildings &             Accumulated    Accumulated       Life        Date of
Description                       Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                       ----    ------------  --------  ------------  ------------      -----      -----------

 Centennial Technology Center
     Colorado Springs, CO       $ 1,305    $   12,152   $ 13,457   $      844   $    12,613       15-39    September, 2000
                                =======    ==========   ========   ==========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                     FSP CENTENNIAL TECHNOLOGY CENTER CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                              For the            For the            For the
                                           Period Ended        Years Ended        Period Ended
                                              May 31,         December 31,        December 31,
      (in thousands)                           2003        2002          2001        2000
      ========================================================================================

      Real estate investments, at cost:
          Balance, beginning of period       $13,457      $13,457      $13,457      $    --
              Acquisitions                        --           --           --       13,457
              Improvements                        --           --           --           --
              Dispositions                        --           --           --           --
      ----------------------------------------------------------------------------------------

      Balance, end of period                 $13,457      $13,457      $13,457      $13,457
      ========================================================================================

      Accumulated depreciation:
          Balance, beginning of period       $   714      $   403      $    91      $    --
              Depreciation                       130          311          312           91
              Dispositions                        --           --           --           --
      ----------------------------------------------------------------------------------------

      Balance, end of period                 $   844      $   714      $   403      $    91
      ========================================================================================

                             FSP Meadow Point Corp.
                              Financial Statements
                    May 31, 2003, December 31, 2002 and 2001

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and for the period January 24, 2001
      (date of inception) to December 31, 2001............................... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, the year ended December 31, 2002 and for the period
      January 24, 2001 (date of inception) to December 31, 2001.............. 4

Statements of Cash Flows for the period ended May 31, 2003, the year ended December 31, 2002 and for the period January 24, 2001
      (date of inception) to December 31, 2001............................... 5

Notes to Financial Statements............................................. 6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Meadow Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Meadow Point Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the year ended December 31, 2002, and for the period from January 24, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Meadow Point Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the financial statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                             FSP Meadow Point Corp.
                                 Balance Sheets

                                                                  May 31,       December 31,   December 31,
(in thousands, except shares and par value amounts)                 2003           2002           2001
===========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  2,126       $  2,126       $  2,126
     Buildings and improvements                                     19,625         19,625         19,625
-----------------------------------------------------------------------------------------------------------
                                                                    21,751         21,751         21,751

Less accumulated depreciation                                        1,111            902            398
-----------------------------------------------------------------------------------------------------------

       Real estate investments, net                                 20,640         20,849         21,353

Cash and cash equivalents                                              613            771            607
Cash-funded reserve                                                    900            896            896
Restricted cash                                                        271            271            268
Tenant receivables                                                      --              5              1
Step rent receivable                                                    --            525            267
Prepaid expenses and other assets                                       16             22             25
-----------------------------------------------------------------------------------------------------------

       Total assets                                               $ 22,440       $ 23,339       $ 23,417
===========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                        $    276       $    183       $    130
     Dividends payable                                                 354            562            511
     Tenant security deposits                                          271            271            268
-----------------------------------------------------------------------------------------------------------

       Total liabilities                                               901          1,016            909
-----------------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value per share, 257.5 shares
         authorized, issued and outstanding                             --             --             --
     Common Stock, $.01 par value per share, 1 share
         authorized, issued and outstanding                             --             --             --
     Additional paid-in capital                                     23,624         23,624         23,624
     Retained deficit and dividends in excess of earnings           (2,085)        (1,301)        (1,116)
-----------------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                   21,539         22,323         22,508
-----------------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity                  $ 22,440       $ 23,339       $ 23,417
===========================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Operations

                                                                                                    For the Period
                                                                     For the         For the       January 24, 2001
                                                                   Period Ended    Year Ended     (date of inception)
                                                                     May 31,      December 31,      to December 31,
(in thousands, except shares and per share amounts)                    2003           2002               2001
=====================================================================================================================

Revenue:
    Rental                                                           $  919          $3,617              $2,788
---------------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                          456             863                 707
     Real estate taxes and insurance                                    113             334                 255
     Depreciation                                                       209             504                 398
     Interest                                                            --              --               1,047
---------------------------------------------------------------------------------------------------------------------

         Total expenses                                                 778           1,701               2,407
---------------------------------------------------------------------------------------------------------------------

Income before interest income                                           141           1,916                 381
     Interest income                                                      8              30                  37
---------------------------------------------------------------------------------------------------------------------

Net income before common dividends                                      149           1,946                 418

Dividends paid to common shareholders prior to
    syndication of preferred shares                                      --              --                  13
---------------------------------------------------------------------------------------------------------------------

Net income attributable to preferred shareholders                    $  149          $1,946              $  405
=====================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                            257.5           257.5               257.5
=====================================================================================================================

     Net income per preferred share, basic and diluted               $  579          $7,557              $1,573
=====================================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                        Year Ended December 31, 2002 and
             For the Period January 24, 2001 (date of inception) to
                                December 31, 2001

                                                                                        Retained Deficit
                                                                          Additional      and Dividends        Total
                                             Preferred      Common          Paid in       in Excess of     Stockholders'
(in thousands, except shares)                  Stock         Stock          Capital         Earnings          Equity
========================================================================================================================

Private offering of 257.5 shares, net        $    --        $    --        $ 23,624        $     --         $ 23,624

Dividends                                         --             --              --          (1,534)          (1,534)

Net Income                                        --             --              --             418              418
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                        --             --          23,624          (1,116)          22,508

Dividends                                         --             --              --          (2,131)          (2,131)

Net Income                                        --             --              --           1,946            1,946
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                        --             --          23,624          (1,301)          22,323

Dividends                                         --             --              --            (933)            (933)

Net Income                                        --             --              --             149              149
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                   $    --        $    --        $ 23,624        $ (2,085)        $ 21,539
========================================================================================================================

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                            Statements of Cash Flows

                                                                                                             For the Period
                                                                              For the          For the      January 24, 2001
                                                                            Period Ended      Year Ended   (date of inception)
                                                                              May 31,        December 31,    to December 31,
(in thousands)                                                                  2003             2002             2001
==============================================================================================================================

Cash flows from operating activities:
    Net income                                                               $    149         $  1,946         $    418
    Adjustments to reconcile net income to net cash
      provided by (used for) operating activities:
       Depreciation                                                               209              504              398
    Changes in operating assets and liabilities
            Cash-funded reserve                                                    (4)              --             (896)
            Restricted cash                                                        --               (3)            (268)
            Tenant receivables                                                      5               (4)              (1)
            Step rent receivable                                                  525             (258)            (267)
            Prepaid expenses and other assets                                       6                3              (25)
            Accounts payable and accrued expenses                                  93               53              130
            Tenant security deposits                                               --                3              268
------------------------------------------------------------------------------------------------------------------------------

             Net cash provided by (used for) operating activities                 983            2,244             (243)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                --               --          (21,751)
------------------------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                            --               --          (21,751)
------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                           --               --           25,750
     Syndication costs                                                             --               --           (2,126)
     Dividends to stockholders                                                 (1,141)          (2,080)          (1,023)
     Proceeds from long-term debt                                                  --               --           21,000
     Principal payments on long-term debt                                          --               --          (21,000)
------------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used for) financing activities          (1,141)          (2,080)          22,601
------------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                             (158)             164              607

Cash and cash equivalents, beginning                                              771              607               --
------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                               $    613         $    771         $    607
=======================================================================================================================-======

Supplemental disclosure of cash flow information:

     Cash paid for:
         Interest                                                            $     --         $     --         $  1,047

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                     $    354         $    562         $    511

                 See accompanying notes to financial statements.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

1. Organization

FSP Meadow Point Corp. (the "Company") was organized on January 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chantilly, Virginia (the "Property"). The Property consists of a five-story Class "A" suburban office building containing approximately 135,000 square feet located on approximately 6.3 acres of land. The company acquired the Property on March 15, 2001. The Company operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                           Years
      --------                           -----
      Building - Commercial                39
      Building Improvements              15-39
      Furniture and equipment             5-7

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

        Price per Offering Memorandum                                $21,000
        Plus:  Acquisition fees paid to FSP                              515
        Plus:  Other acquisition costs                                   236
      -----------------------------------------------------------------------
           Total Acquisition Costs                                   $21,751
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows:

        Land                                                         $ 2,126
        Building                                                      19,625
      -----------------------------------------------------------------------
           Total reported in Balance Sheet                           $21,751
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003 rental income was derived principally from one tenant, CACI, Inc. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $525,000 and $267,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,126,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                For the            For the           For the
                                             Period Ended        Year Ended       Period Ended
                                                May 31,         December 31,      December 31,
      (in thousands)                             2003               2002              2001
      =========================================================================================
      Income from leases                        $1,370             $3,214            $2,496
      Straight-line rent adjustment               (525)               258               267
      Reimbursable expenses                         74                145                25
      -----------------------------------------------------------------------------------------

           Total                                $  919             $3,617            $2,788
      =========================================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                     For the       For the         For the
                                                  Period Ended    Year Ended    Period Ended
                                                     May 31,     December 31,   December 31,
                                                      2003           2002           2001
      ======================================================================================
      Weighted average number of preferred
      shares outstanding                              257.5         257.5           257.5

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $8,000, $37,000 and $26,000, respectively.

An acquisition fee $515,000 and other costs totaling $108,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,060,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $21,000,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $81,000. The average interest rate during the time the loan was outstanding was 8.25%.

      A commitment fee of $966,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $13,000 in 2001 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $12,000 that can be carried forward until it expires in the year 2021. The amount of the net operating loss that may be used annually, if any, is limited.

The Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheets at May 31, 2003, December 31, 2002 and 2001.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                  For the           For the            For the
                                                               Period Ended        Year Ended       Period Ended
                                                                  May 31,         December 31,      December 31,
(in thousands)                                                     2003               2002              2001
=================================================================================================================

GAAP net income                                                   $ 149             $1,946             $ 418

     Add:  Book depreciation                                        209                504               398
           Other book/tax differences, net                           --                 --                12
     Less: Tax depreciation                                        (203)              (491)             (388)
           Straight-line rents                                      525               (258)             (267)
-----------------------------------------------------------------------------------------------------------------
Taxable income subject to dividend requirement                    $ 680             $1,701             $ 173
=================================================================================================================

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                  For the           For the            For the
                                                               Period Ended        Year Ended       Period Ended
                                                                  May 31,         December 31,      December 31,
(in thousands)                                                     2003               2002              2001
================================================================================================================

Cash dividends paid or accrued                                    $1,495             $2,080            $1,023
     Plus: Dividends designated from following year                   --                 --                --
     Less: Portion designated capital gain distribution               --                 --                --
     Less: Return of Capital                                        (815)              (379)             (850)
----------------------------------------------------------------------------------------------------------------
Dividends paid deduction                                          $  680             $1,701            $  173
================================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. We believe that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                                  For the          For the           For the
                                                                Period Ended     Year Ended       Period Ended
                                                                  May 31,       December 31,      December 31,
      (in thousands)                                                2003            2002              2001
      =========================================================================================================

        Net income                                                  $149           $1,946          $    418
        Depreciation                                                 209              504               398
        Straight line rent                                           525             (258)             (267)
        Net proceeds from offering of shares                          --               --            23,624
        Purchase of land and building and improvements                --               --           (21,751)
        Payments from (establish) funded reserves                     (4)              --              (896)
      ---------------------------------------------------------------------------------------------------------

      Cash Available for Distribution                               $879           $2,192          $  1,526
      =========================================================================================================

The Company's distributions are summarized as follows:

                                                                  For the           For the          For the
                                                               Period Ended       Year Ended       Period Ended
                                                                  May 31,        December 31,      December 31,
      (in thousands)                                               2003              2002              2001
      =========================================================================================================

        First Quarter                                             $  562            $  511           $   --
        Second Quarter                                               579               523               --
        Third Quarter                                                354               524              518
        Fourth Quarter                                                --               522              505
      ---------------------------------------------------------------------------------------------------------

           Dividends paid or accrued                              $1,495            $2,080           $1,023
      =========================================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $354,000, $562,000 and $511,000,
respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                             FSP Meadow Point Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                           Period/Year Ended
      (in thousands)                          December 31,            Amount
                                          -------------------        --------

                                                  2003               $ 1,924
                                                  2004                 3,376
                                                  2005                 3,461
                                                  2006                 3,547
                                                  2007                 3,636
                                               Thereafter              7,230
                                                                   ----------

                                                                    $ 23,174
                                                                   ==========

In addition, the lessees are liable for real estate taxes and certain operating expenses.

Upon acquiring the commercial rental property in March 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from five to ten years with renewal options.

The lease periods expire in 2009 and 2010 with renewal options.

                                                                    SCHEDULE III

                             FSP MEADOW POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Meadow Point,
  Chantilly, Virginia                   --   $  2,126   $   19,625    $      --
                                ==========   ========   ==========    =========

(in thousands)

                                                      Historical Costs
                                ------------------------------------------------------------


                                                                                Total Costs,
                                                                                   Net of      Depreciable
                                          Buildings &             Accumulated    Accumulated       Life        Date of
Description                       Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                       ----    ------------  --------  ------------  ------------      -----      -----------

Meadow Point,
  Chantilly, Virginia           $  2,126   $    19,625  $ 21,751   $     1,111  $    20,640       15-39     March 2001
                                ========   ===========  ========   ===========  ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates total historical costs.

                             FSP MEADOW POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                  For the        For the         For the
                                               Period Ended     Year Ended     Period Ended
                                                  May 31,      December 31,    December 31,
      (in thousands)                               2003            2002            2001
      =====================================================================================

      Real estate investments, at cost:
          Balance, beginning of period           $21,751          $21,751        $    --
              Acquisitions                            --               --         21,751
              Improvements                            --               --             --
              Dispositions                            --               --             --
      -------------------------------------------------------------------------------------

          Balance, end of period                 $21,751          $21,751        $21,751
      =====================================================================================

      Accumulated depreciation:
          Balance, beginning of period           $   902          $   398        $    --
              Depreciation                           209              504            398
              Dispositions                            --               --             --
      -------------------------------------------------------------------------------------

          Balance, end of period                 $ 1,111          $   902        $   398
      =====================================================================================

                              FSP Timberlake Corp.
                              Financial Statements
                    May 31, 2003, December 31, 2002 and 2001

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and for the period April 16, 2001
      (date of inception) to December 31, 2001............................... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, the year ended December 31, 2002 and for the period
      April 16, 2001 (date of inception) to December 31, 2001................ 4

Statements of Cash Flows for the year period ended May 31, 2003, the ended December 31, 2002 and for the period April 16, 2001
      (date of inception) to December 31, 2001............................... 5

Notes to Financial Statements............................................. 6-14

Schedule of Real Estate and Accumulated Depreciation..................... 15-16

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Timberlake Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Timberlake Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the year ended December 31, 2002, and for the period from April 16, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Timberlake Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                              FSP Timberlake Corp.
                                 Balance Sheets

                                                               May 31,              December 31,
(in thousands, except shares and par value amounts)             2003            2002          2001
====================================================================================================

Assets:

Real estate investments, at cost:
    Land                                                      $  2,831       $  2,831       $  2,831
    Buildings and improvements                                  40,714         40,714         40,714
----------------------------------------------------------------------------------------------------
                                                                43,545         43,545         43,545

     Less accumulated depreciation                               2,131          1,696            652
----------------------------------------------------------------------------------------------------

         Real estate investments, net                           41,414         41,849         42,893

Cash and cash equivalents                                        1,495          1,201            948
Cash funded reserves                                             1,725          1,759          1,787
Restricted cash                                                      8              8              8
Tenant rent receivable                                              --             64            149
Step rent receivable                                                --            470            185
Prepaid expenses and other assets                                   23              7             13
Deferred leasing commissions
    net of accumulated amortization of $7, $4 and $0                26             24             --
----------------------------------------------------------------------------------------------------

        Total assets                                          $ 44,691       $ 45,382       $ 45,983
====================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                         $    700       $     92       $     80
Dividends payable                                                  749          1,129          1,021
Tenant security deposits                                             8              8              8
----------------------------------------------------------------------------------------------------

        Total liabilities                                        1,457          1,229          1,109
----------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
    Preferred Stock, $.01 par value, 515 shares                     --             --             --
       authorized, issued and outstanding
    Common Stock, $.01 par value, 1 share                           --             --             --
       authorized, issued and outstanding
    Additional paid-in capital                                  47,253         47,253         47,253
    Retained deficit and dividends in excess of earnings        (4,019)        (3,100)        (2,379)
----------------------------------------------------------------------------------------------------

        Total Stockholders' Equity                              43,234         44,153         44,874
----------------------------------------------------------------------------------------------------

        Total Liabilities and Stockholders' Equity            $ 44,691       $ 45,382       $ 45,983
====================================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Operations

                                                                                                       For the Period
                                                                      For the           For the        April 16, 2001
                                                                    Period Ended      Year Ended     (date of inception)
                                                                      May 31,        December 31,      to December 31,
(in thousands, except shares and per share amounts)                     2003             2002               2001
========================================================================================================================

Revenue:
    Rental                                                            $ 2,162          $ 6,155            $ 3,641
-----------------------------------------------------------------------------------------------------------------

Expenses:
    Rental operating expenses                                             413              896                546
    Real estate taxes and insurance                                       363              804                479
    Depreciation and amortization                                         438            1,048                652
    Interest                                                               --               --              2,060
-----------------------------------------------------------------------------------------------------------------

        Total expenses                                                  1,214            2,748              3,737
-----------------------------------------------------------------------------------------------------------------

Net income (loss) before  interest income                                 948            3,407                (96)
     Interest income                                                       13               43                 45
-----------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                 961            3,450                (51)

Dividends paid to common shareholders prior to
     syndication of preferred shares                                       --               --                 90
-----------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders              $   961          $ 3,450            $  (141)
=================================================================================================================

    Weighted average number of preferred shares outstanding,
         basic and diluted                                                515              515                515
=================================================================================================================

    Net income (loss) per preferred share, basic and diluted          $ 1,866          $ 6,699            $  (274)
=================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                  Statements of Changes in Stockholders' Equity
                       for the Period Ended May 31, 2003,
                    for the Year Ended December 31, 2002 and
                for the Period April 16, 2001 (date of inception)
                              to December 31, 2001

                                                                                          Retained Deficit
                                                                          Additional       and Dividends         Total
                                              Preferred      Common         Paid in        in Excess of      Stockholders'
(in thousands, except shares)                   Stock        Stock          Capital          Earnings           Equity
============================================================================================================================

Private offering of 515 shares, net          $       --     $     --       $ 47,253          $     --           $ 47,253

Dividends                                            --           --             --            (2,328)            (2,328)

Net Loss                                             --           --             --               (51)               (51)
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                           --           --         47,253            (2,379)            44,874

Dividends                                            --           --             --            (4,171)            (4,171)

Net Income                                           --           --             --             3,450              3,450
------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                           --           --         47,253            (3,100)            44,153

Dividends                                            --           --             --            (1,880)            (1,880)

Net Income                                           --           --             --               961                961
------------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                        $       --     $     --       $ 47,253          $ (4,019)          $ 43,234
========================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                            Statements of Cash Flows

                                                                                                                 For the Period
                                                                          For the             For the            April 16, 2001
                                                                        Period Ended         Year Ended        (date of inception)
(in thousands)                                                          May 31, 2003     December 31, 2002    to December 31, 2001
==================================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                      $    961           $  3,450           $    (51)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
        Depreciation and amortization                                           438              1,048                652
Changes in operating assets and liabilities:
            Cash-funded reserve                                                  34                 28             (1,787)
            Restricted cash                                                      --                 --                 (8)
            Tenant rent receivable                                               64                 85               (149)
            Step rent receivable                                                470               (285)              (185)
            Prepaid expenses and other assets                                   (16)                 6                (13)
            Payment of deferred lease commissions                                (5)               (28)                --
            Accounts payable and accrued expenses                               608                 12                 80
            Tenant security deposits                                             --                 --                  8
-------------------------------------------------------------------------------------------------------------------------

                Net cash provided by (used for) operating activities          2,554              4,316             (1,453)
-------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchase of real estate assets                                               --                 --            (43,545)
-------------------------------------------------------------------------------------------------------------------------

                Net cash used for investing activities                           --                 --            (43,545)
-------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Proceeds from sale of company stock                                          --                 --             51,500
    Syndication costs                                                            --                 --             (4,247)
    Dividends to stockholders                                                (2,260)            (4,063)            (1,307)
    Proceeds from long-term debt                                                 --                 --             42,150
    Principal payments on long-term debt                                         --                 --            (42,150)
-------------------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used for) financing activities        (2,260)            (4,063)            45,946
-------------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                       294                253                948

Cash and cash equivalents, beginning                                          1,201                948                 --
-------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                             $  1,495           $  1,201           $    948
=========================================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
       Interest                                                            $     --           $     --           $  2,060

    Disclosure of non-cash financing activities
       Dividends declared but not paid                                     $    749           $  1,129           $  1,021

                 See accompanying notes to financial statements.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

1. Organization

FSP Timberlake Corp. (the "Company") was organized on April 16, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chesterfield, Missouri (the "Property"). The Property consists of two five-story Class "A" suburban office buildings that contains approximately 233,000 square feet of space situated on approximately
11.5 acres of land. The Company acquired the Property on May 24, 2001 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                                 Years
         --------                                 -----
         Building - Commercial                      39
         Building Improvements                    15-39
         Furniture and equipment                   5-7

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                        $  42,150
      Plus:  Acquisition fees                                  1,030
      Plus:  Other acquisition costs                             365
      -------------------------------------------------------------------
        Total Acquisition Costs                            $  43,545
      ===================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                                 $   2,831
      Building                                                40,714
      -------------------------------------------------------------------
        Total reported in Balance Sheet                    $  43,545
      ===================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003, the year ended December 31, 2002 and period ended December 31, 2001 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                         For the             For the             For the
                                                      Period Ended         Year Ended         Period Ended
                                                      May 31, 2003      December 31, 2002     May 31, 2003
                                                      -----------------------------------------------------
      AMDOCS, Inc.                                         57%                 57%                 51%
      Reimnsurance Group of America, Inc.                  41%                 41%                 41%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $470,000 and $185,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the remaining life of the related lease. Amortization expense was approximately $3,000, $4,000 and $0 for the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Payments for deferred leasing commission in 2003 and 2002 amounted to $33,000, which is being amortized over the weighted-average period of four years in respect of the leases. Details of the deferred leasing commissions:

                                         For the         For the       For the
                                      Period Ended     Year Ended   Period Ended
                                         May 31,      December 31,  December 31,
                                          2003            2002          2001
                                     -------------------------------------------
      Cost                            $ 33,000        $ 28,000           $ --
      Accumulated amortization           7,000           4,000             --
                                     -------------------------------------------
      Book value                      $ 26,000        $ 24,000           $ --
                                     ===========================================

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

DEFERRED LEASING COMMISSIONS (continued)

The estimated annual amortization expense for the periods succeeding May 31, 2003 are as follows:

      2003                                    $ 4,000
      2004                                    $ 7,000
      2005                                    $ 7,000
      2006                                    $ 3,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,247,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                         For the         For the      For the
                                                       Period Ended    Year Ended   Period Ended
                                                         May 31,      December 31,  December 31,
      (in thousands)                                       2003           2002          2001
      =========================================================================================
      Income from leases                                  $2,209        $4,989       $ 2,937
      Straight-line rent adjustment                         (470)          285           185
      Reimbursable expenses and other                        423           881           519
      -----------------------------------------------------------------------------------------

           Total                                          $2,162        $6,155       $ 3,641
      =========================================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                        For the        For the       For the
                                                     Period Ended    Year Ended   Period Ended
                                                        May 31,     December 31,  December 31,
      (in thousands)                                     2003           2002          2001
      ========================================================================================
      Weighted average number of preferred
         shares outstanding                               515            515           515

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, the year ended December 31, 2002 and period ended December 31, 2001, fees incurred under the agreement were $27,000, $60,000 and $33,000, respectively.

An acquisition fee of $1,030,000 and other costs totaling $240,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $4,120,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $42,150,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $128,000. The average interest rate during the time the loan was outstanding was 6.25%.

      A commitment fee of $1,931,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid dividends of $90,000 in 2001 to the Common Shareholder, relating to earnings of the Company prior to the completion of the offering of preferred shares.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company has elected to be taxed as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $216,000 that can be carried forward until it expires in the year 2021. The amount of the net operating loss that may be used annually, if any, is limited.

The Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet at May 31, 2003, December 31, 2002 and 2001.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                       For the        For the       For the
                                                                    Period Ended    Year Ended   Period Ended
                                                                       May 31,     December 31,  December 31,
      (in thousands)                                                    2003           2002          2001
      =======================================================================================================

      GAAP net income (loss)                                            $ 961        $ 3,450         $ (51)

          Add:  Book depreciation and amortization                        438          1,048           652
                Other book/tax differences, net                            --             --            23
          Less: Tax depreciation and amortization                        (429)        (1,021)         (636)
                Straight-line rents                                       470           (285)         (185)
      -------------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *          $1,440        $ 3,192         $(197)
      =======================================================================================================

        * A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                       For the       For the       For the
                                                                    Period Ended   Year Ended   Period Ended
                                                                       May 31,    December 31,  December 31,
      (in thousands)                                                    2003          2002          2001
      ======================================================================================================

      Cash dividends paid or accrued                                  $ 3,009       $ 4,063       $ 1,307
          Plus: Dividends designated from following year                   --            --            --
          Less: Portion designated capital gain distribution               --            --            --
          Less: Return of Capital                                      (1,569)         (871)       (1,307)
      ------------------------------------------------------------------------------------------------------
      Dividends paid deduction                                        $ 1,440       $ 3,192       $    --
      ======================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                                  For the            For the           For the
                                                                Period Ended       Year Ended       Period Ended
                                                                  May 31,         December 31,      December 31,
      (in thousands)                                                2003              2002              2001
      ==========================================================================================================

          Net income (loss)                                        $  961            $3,450          $    (51)
          Depreciation and amortization                               438             1,048               652
          Straight line rent                                          470              (285)             (185)
          Net proceeds from offering of shares                         --                --            47,253
          Purchase of land and building and improvements               --                --           (43,545)
          Payment of deferred leasing commissions                      (5)              (28)               --
          Proceeds from (establish) funded reserve                     34                28            (1,787)
      ----------------------------------------------------------------------------------------------------------

      Cash Available for Distribution                              $1,898            $4,213          $  2,337
      ==========================================================================================================

The Company's distributions are summarized as follows:

                                                  For the         For the        For the
      (in thousands)                           Period Ended     Year Ended    Period Ended
                                                  May 31,      December 31,   December 31,
      Quarter Paid                                 2003            2002           2001
      ====================================================================================

      First Quarter                               $1,129          $1,021         $   --
      Second Quarter                               1,131           1,008             --
      Third Quarter                                  749             989            295
      Fourth Quarter                                  --           1,045          1,012
      ------------------------------------------------------------------------------------

      Dividends paid or accrued                   $3,009          $4,063         $1,307
      ====================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $749,000, $1,129,000 and $1,021,000,
respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

                              FSP Timberlake Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

PREFERRED STOCK (continued)

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                            Period/Year Ended
      (in thousands)                           December 31,             Amount
                                           -------------------         --------

                                                   2003                 $ 3,070
                                                   2004                   5,263
                                                   2005                   5,318
                                                   2006                   3,580
                                                   2007                   2,307
                                                Thereafter                3,947
                                                                      ----------
                                                                       $ 23,485
                                                                      ==========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in May, 2001, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods expire from 2004 through 2009 with renewal options.

                                                                    SCHEDULE III

                              FSP TIMBERLAKE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Timberlake,
  Chesterfield, Missouri               --    $  2,831   $   40,714    $      --
                               ==========    ========   ==========    =========

(in thousands)
                                                       Historical Costs
                                 ------------------------------------------------------------


                                                                                 Total Costs,
                                                                                    Net of      Depreciable
                                           Buildings &             Accumulated    Accumulated       Life        Date of
Description                        Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                        ----    ------------  --------  ------------  ------------      -----      -----------

Timberlake,
  Chesterfield, Missouri         $  2,831   $    40,714  $ 43,545   $    2,131   $    41,414       15-39     May, 2001
                                 ========   ===========  ========   ==========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes approximates the total historical cost.

                              FSP TIMBERLAKE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION


The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                 For the        For the        For the
                                              Period Ended    Year Ended    Period Ended
                                                 May 31,     December 31,   December 31,
      (in thousands)                              2003           2002           2001
      ===================================================================================

      Real estate investments, at cost:
          Balance, beginning of period           $43,545       $43,545               --
              Acquisitions                            --            --           43,545
              Improvements                            --            --               --
              Dispositions                            --            --               --
      -----------------------------------------------------------------------------------

          Balance, end of period                 $43,545       $43,545          $43,545
      ===================================================================================

      Accumulated depreciation:
          Balance, beginning of period           $ 1,696       $   652               --
              Depreciation                           435         1,044              652
              Dispositions                            --            --               --
      -----------------------------------------------------------------------------------

          Balance, end of period                 $ 2,131       $ 1,696          $   652
      ===================================================================================

                              FSP Federal Way Corp.
                              Financial Statements
                    May 31, 2003, December 31, 2002 and 2001

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report.............................................     1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001............     2

Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and for the period July 26, 2001
       (date of inception) to December 31, 2001..........................     3

Statements of Changes in Stockholders' Equity for the period ended
       May 31, 2003, the year ended December 31, 2002 and for the
       period July 26, 2001 (date of inception) to December 31, 2001.....     4

Statements of Cash Flows for the period ended May 31, 2003, the year ended December 31, 2002 and for the period July 26, 2001
       (date of inception) to December 31, 2001..........................     5

Notes to Financial Statements............................................  6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Federal Way Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Federal Way Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the year ended December 31, 2002, and for the period from July 26, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Federal Way Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                              FSP Federal Way Corp.
                                 Balance Sheets

                                                                May 31,     December 31,  December 31,
(in thousands, except shares and par value amounts)              2003          2002          2001
=====================================================================================================
Assets:

Real estate investments, at cost:
     Land                                                      $  2,509       $  2,509     $  2,509
     Buildings and improvements                                  13,141         13,141       13,141
-----------------------------------------------------------------------------------------------------
                                                                 15,650         15,650       15,650

Less accumulated depreciation                                       579            439           98
-----------------------------------------------------------------------------------------------------

       Real estate investments, net                              15,071         15,211       15,552

Cash and cash equivalents                                           386            558          560
Cash-funded reserve                                               1,050          1,038        1,038
Step rent receivable                                                 --            142           26
Prepaid expenses and other assets                                     5              2            1
Deferred lease origination costs, net of
     accumulated amortization of $140, $99 and $4                   321            362          457
-----------------------------------------------------------------------------------------------------

       Total assets                                            $ 16,833       $ 17,313     $ 17,634
=====================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                     $    159       $    161     $    173
     Dividends payable                                              249            412          405
-----------------------------------------------------------------------------------------------------

       Total liabilities                                            408            573          578
-----------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value, 200 shares
         authorized, issued and outstanding                          --             --           --
     Common Stock, $.01 par value, 1 share
         authorized, issued and outstanding                          --             --           --
     Additional paid-in capital                                  18,329         18,329       18,329
     Retained deficit and dividends in excess of earnings        (1,904)        (1,589)      (1,273)
-----------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                16,425         16,740       17,056
-----------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity               $ 16,833       $ 17,313     $ 17,634
=====================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Operations

                                                                                                For the Period
                                                                  For the         For the       July 26, 2001
                                                                Period Ended    Year Ended    (date of inception)
                                                                  May 31,      December 31,    to December 31,
(in thousands, except shares and per share amounts)                2003            2002             2001
================================================================================================================

Revenue:
     Rental                                                        $  578        $1,810            $   528
----------------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                         32            39                 43
     Depreciation and amortization                                    181           436                102
     Real estate taxes and insurance                                   23            49                 16
     Interest                                                          --            --              1,166
----------------------------------------------------------------------------------------------------------------

         Total expenses                                               236           524              1,327
----------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                  342         1,286               (799)
     Interest income                                                    7            25                  8
----------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                             349         1,311               (791)

Dividends paid to common shareholders prior to
     syndication of preferred shares                                   --            --                 15
----------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders           $  349        $1,311            $  (806)
================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                            200           200                200

     Net income (loss) per preferred share, basic and diluted      $1,745        $6,555            $(4,030)
================================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                  Statements of Changes in Stockholders' Equity
                       For the Period ended May 31, 2003,
                      Year Ended December 31, 2002 and for
                  the Period July 26, 2001 (date of inception)
                              to December 31, 2001

                                                                                   Retained Deficit
                                                                     Additional      and Dividends           Total
                                          Preferred    Common          Paid in       in Excess of        Stockholders'
(in thousands, except shares)               Stock       Stock          Capital         Earnings             Equity
======================================================================================================================

Private offering of 200 shares, net        $   --      $   --          $18,329            $    --             $ 18,329

Dividends                                      --          --               --               (482)                (482)

Net Loss                                       --          --               --               (791)                (791)
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                     --          --           18,329             (1,273)              17,056

Dividends                                      --          --               --             (1,627)              (1,627)

Net Income                                     --          --               --              1,311                1,311
----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                     --          --           18,329             (1,589)              16,740

Dividends                                      --          --               --               (664)                (664)

Net Income                                     --          --               --                349                  349
----------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                      $   --      $   --          $18,329            $(1,904)            $ 16,425
======================================================================================================================

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                            Statements of Cash Flows

                                                                                                     For the Period
                                                                     For the          For the        July 26, 2001
                                                                   Period Ended      Year Ended    (date of inception)
                                                                     May 31,        December 31,    to December 31,
(in thousands)                                                         2003             2002              2001
=====================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                 $ 349           $ 1,311           $   (791)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
        Depreciation and amortization                                   181               436                102
    Changes in operating assets and liabilities
            Cash-funded reserve                                         (12)               --             (1,038)
            Step rent receivable                                        142              (116)               (26)
            Prepaid expenses and other assets                            (3)               (1)                (1)
            Accounts payable and accrued expenses                        (2)              (12)               173
---------------------------------------------------------------------------------------------------------------------

            Net cash provided by (used for) operating activities        655             1,618             (1,581)
---------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchase of real estate assets                                       --                --            (15,650)
    Purchase of deferred lease origination costs                         --                --               (461)
---------------------------------------------------------------------------------------------------------------------

            Net cash used for investing activities                       --                --            (16,111)
---------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Proceeds from sale of company stock                                  --                --             20,000
    Syndication costs                                                    --                --             (1,671)
    Dividends to stockholders                                          (827)           (1,620)               (77)
    Proceeds from long-term debt                                         --                --             16,000
    Principal payments on long-term debt                                 --                --            (16,000)
---------------------------------------------------------------------------------------------------------------------

            Net cash (used for) provided by financing activities       (827)           (1,620)            18,252
---------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                   (172)               (2)               560

Cash and cash equivalents, beginning                                    558               560                 --
---------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                        $ 386           $   558           $    560
=====================================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
        Interest                                                      $  --           $    --           $  1,166

    Disclosure of non-cash financing activities:
        Dividends declared but not paid                               $ 249           $   412           $    405

                See accompanying notes to financial statements.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

1. Organization

FSP Federal Way Corp. (the "Company") was organized on July 26, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate commercial office buildings located in Federal Way, Washington (the "Property"). The Property consists of two Class "A" suburban office buildings containing 117,000 square feet. The company acquired the Property on September 14, 2001 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                            Years
         --------                            -----
         Building - Commercial                39
         Building Improvements               15-39
         Furniture and equipment              5-7

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                                  $ 16,000
      Plus: Acquisition fees                                              111
      ------------------------------------------------------------------------
           Total Acquisition Costs                                   $ 16,111
      ========================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                                            $ 2,509
      Building                                                         13,141
      Deferred lease origination costs                                    461
      ------------------------------------------------------------------------
           Total reported in Balance Sheet                           $ 16,111
      ========================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, December 31, 2002 and 2001, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003, year ended December 31, 2002 and the period ended December 31, 2001, 100% of the rental income was derived from one lessee. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves, approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

The lease provides for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $142,000 and $26,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to the acquired lease that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combination" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related lease. Amortization expense of approximately $41,000, $95,000 and $4,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the period ended May 31, 2003, year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $461,000 and are being amortized over the weighted-average period of five years in respect of the lease assumed. Details of the deferred lease origination costs as of December 31:

                                     For the          For the            For the
                                   Period Ended      Year Ended        Period Ended
                                   May 31, 2003  December 31, 2002   December 31, 2001
                                  ----------------------------------------------------
      Cost                           $ 461,000        $ 461,000          $ 461,000
      Accumulated amortization         140,000           99,000              4,000
                                  ----------------------------------------------------
      Book Value                     $ 321,000        $ 362,000          $ 457,000
                                  ====================================================

The estimated annual amortization expense for the periods succeeding May 31, 2003 are as follows:

      2003                         $    58,000
      2004                         $    99,000
      2005                         $    99,000
      2006                         $    65,000

                              FSP Federal Way Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,671,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                        For the         For the       For the
                                      Period Ended    Year Ended    Period Ended
                                        May 31,      December 31,   December 31,
      (in thousands)                      2003           2002           2001
      ==========================================================================
      Income from lease                  $ 701         $ 1,653         $ 488
      Straight-line rent adjustment       (142)            116            26
      Reimbursable expense                  19              41            14
      --------------------------------------------------------------------------

           Total                         $ 578         $ 1,810         $ 528
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                For the        For the       For the
                                             Period Ended    Year Ended   Period Ended
                                                May 31,     December 31,  December 31,
                                                 2003           2002          2001
      ================================================================================
      Weighted average number of preferred
      shares outstanding                         200             200           200

                              FSP Federal Way Corp.
                          Notes to Financial Statements

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $7,000, $17,000 and $5,000, respectively.

An acquisition fee of $50,000 was paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,600,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $16,000,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $16,000. The average interest rate during the time the loan was outstanding was 4.75%

      A commitment fee of $1,150,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $15,000 to the Common Shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                              FSP Federal Way Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $662,000 that can be carried forward until it expires in the year 2021. The amount of the net operating loss that may be used annually, if any, is limited.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $444,000.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                  For the       For the        For the
                                                               Period Ended   Year Ended    Period Ended
                                                                  May 31,    December 31,   December 31,
      (in thousands)                                               2003          2002           2001
      ==================================================================================================

      GAAP net income (loss)                                      $ 349       $ 1,311         $ (791)

           Add:  Book depreciation and amortization                 181           436            102
                 Deferred rent                                     (142)           --            136
           Less: Tax depreciation and amortization                 (140)         (335)           (84)
                 Straight-line rents                                142          (117)           (26)
      --------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *     $ 390       $ 1,295         $ (663)
      ==================================================================================================

      * A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                 For the      For the        For the
                                                              Period Ended  Year Ended    Period Ended
                                                                 May 31,    December 31,   December 31,
      (in thousands)                                              2003         2002           2001
      =================================================================================================

      Cash dividends paid or accrued                            $ 1,076       $ 1,620          $ 77
           Plus: Dividends designated from following year            --            --            --
           Less: Portion designated capital gain distribution        --            --            --
           Less: Return of Capital                                 (686)         (325)          (77)
      -------------------------------------------------------------------------------------------------
      Dividends paid deduction                                  $   390       $ 1,295          $ --
      =================================================================================================

                              FSP Federal Way Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                            For the        For the         For the
                                                         Period Ended    Year Ended     Period Ended
                                                            May 31,     December 31,    December 31,
      (in thousands)                                         2003           2002            2001
      ==============================================================================================

         Net income (loss)                                  $ 349        $ 1,311        $  (791)
         Depreciation and amortization                        181            436             102
         Straight line rent                                   142           (117)            (26)
         Net proceeds from offering of shares                  --             --          18,329
         Purchase of land and building                         --             --         (15,650)
         Payments from (establish) funded reserve             (12)            --          (1,038)
         Payment of deferred lease origination costs           --             --            (461)
      ----------------------------------------------------------------------------------------------

      Cash Available for Distribution                       $ 660        $ 1,630        $    465
      ==============================================================================================

The Company's distributions are summarized as follows:

                                                     For the        For the        For the
                                                  Period Ended    Year Ended    Period Ended
                                                     May 31,     December 31,   December 31,
      (in thousands)                                  2003           2002           2001
      ========================================================================================

      First Quarter                                  $   412        $   405             --
      Second Quarter                                     415            405             --
      Third Quarter                                      249            403             --
      Fourth Quarter                                      --            407             77
      ----------------------------------------------------------------------------------------

           Dividends paid or accrued                 $ 1,076        $ 1,620           $ 77
      ========================================================================================

                              FSP Federal Way Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $249,000, $412,000 and $405,000.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                  Period/Year Ended
      (in thousands)                 December 31,           Amount
                                  -----------------       ----------

                                        2003                 $ 995
                                        2004                 1,739
                                        2005                 1,782
                                        2006                 1,207
                                                         ----------
                                                           $ 5,723
                                                         ==========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is five years with renewal options.

                                FEDERAL WAY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Federal Way, Federal Way,
  Washington                             --    $2,509    $ 13,141      $     --
                               ============    ======   ==========    =========

                                                     Historical Costs
                               ------------------------------------------------------------


                                                                               Total Costs,
                                                                                  Net of      Depreciable
                                         Buildings &             Accumulated    Accumulated       Life        Date of
Description                      Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                      ----    ------------  --------  ------------  ------------      -----      -----------

Federal Way, Federal Way,
  Washington                     $ 2,509  $ 13,141     $ 15,650   $      579    $   15,071       15-39    September, 2001
                                 =======  ========     ========   ==========    ==========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $461,000.

                              FSP FEDERAL WAY CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                  For the         For the         For the
                                               Period Ended     Year Ended     Period Ended
                                                  May 31,      December 31,    December 31,
      (in thousands)                               2003            2002            2001
      =====================================================================================

      Real estate investments, at cost:
          Balance, beginning of year/period      $15,650         $15,650          $    --
              Acquisitions                            --          15,650
              Improvements                            --              --               --
              Dispositions                            --              --               --
      -------------------------------------------------------------------------------------

      Balance, end of year/period                $15,650         $15,650          $15,650
      =====================================================================================

      Accumulated depreciation:
          Balance, beginning of year/period      $   439         $    98          $    --
              Depreciation                           140             341               98
              Dispositions                            --              --               --
      -------------------------------------------------------------------------------------

      Balance, end of year/period                $   579         $   439          $    98
      =====================================================================================

                              FSP Fair Lakes Corp.
                              Financial Statements
                    May 31, 2003, December 31, 2002 and 2001

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and for the period July 24, 2001
      (date of inception) to December 31, 2001............................... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, the year ended December 31, 2002 and for the period July 24, 2001 (date of inception) to December 31, 2001.......... 4

Statements of Cash Flows for the period ended May 31, 2003, the year ended December 31, 2002 and for the period July 24, 2001
      (date of inception) to December 31, 2001............................... 5

Notes to Financial Statements............................................. 6-14

Schedule of Real Estate and Accumulated Depreciation..................... 15-16

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Fair Lakes Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Fair Lakes Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the period ended May 31, 2003, the year ended December 31, 2002, and for the period from July 24, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Fair Lakes Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for period ended May 31, 2003, the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the financial statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                              FSP Fair Lakes Corp.
                                 Balance Sheets

                                                               May 31,            December 31,
(in thousands, except shares and par value amounts              2003           2002          2001
==================================================================================================
Assets:

Real estate investments, at cost:
    Land                                                      $  4,183      $  4,183      $  4,183
    Buildings and improvements                                  33,891        33,791        33,791
--------------------------------------------------------------------------------------------------
                                                                38,074        37,974        37,974

     Less accumulated depreciation                               1,491         1,130           253
--------------------------------------------------------------------------------------------------

         Real estate investments, net                           36,583        36,844        37,721

Cash and cash equivalents                                        1,105         1,200         1,050
Cash funded reserves                                             1,700         1,801         1,801
Tenant rent receivable                                             152            20            99
Step rent receivable                                                --           599           154
Prepaid expenses and other assets                                  113            49             6
Deferred lease origination costs,
    net of accumulated amortization of $273, $195 and $11        1,213         1,291         1,475
--------------------------------------------------------------------------------------------------

        Total assets                                          $ 40,866      $ 41,804      $ 42,306
==================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                         $    670      $    250      $    285
Dividends payable                                                  700           955           924
--------------------------------------------------------------------------------------------------

        Total liabilities                                        1,370         1,205         1,209
--------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:
    Preferred Stock, $.01 par value, 480 shares                     --            --            --
       authorized, issued and outstanding
    Common Stock, $.01 par value, 1 share                           --            --            --
       authorized, issued and outstanding
    Additional paid-in capital                                  44,045        44,045        44,045
    Retained deficit and dividends in excess of earnings        (4,549)       (3,446)       (2,948)
--------------------------------------------------------------------------------------------------

        Total Stockholders' Equity                              39,496        40,599        41,097
--------------------------------------------------------------------------------------------------

        Total Liabilities and Stockholders' Equity            $ 40,866      $ 41,804      $ 42,306
==================================================================================================

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                            Statements of Operations

                                                                                                   For the Period
                                                                       For the         For the      July 24, 2001
                                                                     Period Ended    Year Ended  (date of inception)
                                                                       May 31,      December 31,   to December 31,
(in thousands, except shares and per share amounts)                      2003           2002            2001
====================================================================================================================

Revenue:
    Rental                                                            $  2,085        $  6,514       $  1,831
--------------------------------------------------------------------------------------------------------------------

Expenses:
    Rental operating expenses                                              824           1,606            493
    Depreciation and amortization                                          439           1,061            264
    Real estate taxes and insurance                                        217             504            148
    Interest                                                                --              13          2,941
--------------------------------------------------------------------------------------------------------------------

        Total expenses                                                   1,480           3,184          3,846
--------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                       605           3,330         (2,015)
    Interest income                                                         14              48             14
--------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                  619           3,378         (2,001)

Dividends paid to common shareholders prior to
     syndication of preferred shares                                        --              --            111
--------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders              $    619        $  3,378       $ (2,112)
====================================================================================================================

    Weighted average number of preferred shares outstanding,
         basic and diluted                                                 480             480            480
--------------------------------------------------------------------------------------------------------------------

    Net income (loss) per preferred share, basic and diluted          $  1,290        $  7,038       $ (4,400)
====================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                          Year Ended December 31, 2002
                    and For the Period July 24, 2001 (date of
                         inception) to December 31, 2001

                                                                            Retained Deficit
                                                              Additional      and Dividends         Total
                                        Preferred   Common      Paid in       in Excess of      Stockholders'
(in thousands, except shares)             Stock      Stock      Capital         Earnings           Equity
=============================================================================================================

Private offering of 480 shares, net      $   --     $   --      $44,045          $    --           $ 44,045

Dividends                                    --         --           --             (947)              (947)

Net Loss                                     --         --           --           (2,001)            (2,001)
--------------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                   --         --       44,045           (2,948)            41,097

Dividends                                    --         --           --           (3,876)            (3,876)

Net Income                                   --         --           --            3,378              3,378
--------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                   --         --       44,045           (3,446)            40,599

Dividends                                    --         --           --           (1,722)            (1,722)

Net Income                                   --         --           --              619                619
--------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $   --     $   --      $44,045          $(4,549)          $ 39,496
==============================================================================================================

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                            Statements of Cash Flows

                                                                                                                For the Period
                                                                         For the             For the             July 24, 2001
                                                                       Period Ended         Year Ended        (date of inception)
(in thousands)                                                         May 31, 2003     December 31, 2002    to December 31, 2001
=================================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                    $    619          $  3,378                $ (2,001)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
        Depreciation and amortization                                         439             1,061                     264
Changes in operating assets and liabilities:
            Cash-funded reserve                                               101                --                  (1,801)
            Tenant rent receivable                                           (132)               79                     (99)
            Step rent receivable                                              599              (445)                   (154)
            Prepaid expenses and other assets                                 (64)              (43)                     (6)
            Accounts payable and accrued expenses                             420               (35)                    285
---------------------------------------------------------------------------------------------------------------------------------

                Net cash provided by (used for) operating activities        1,982             3,995                  (3,512)
---------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchase of real estate assets                                           (100)               --                 (37,974)
    Purchase of deferred lease origination costs                               --                --                  (1,486)
---------------------------------------------------------------------------------------------------------------------------------

                Net cash used for investing activities                       (100)               --                 (39,460)
---------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Proceeds from sale of company stock                                        --                --                  48,000
    Syndication costs                                                          --                --                  (3,955)
    Dividends to stockholders                                              (1,977)           (3,845)                    (23)
    Proceeds from long-term debt                                               --                --                  39,000
    Principal payments on long-term debt                                       --                --                 (39,000)
---------------------------------------------------------------------------------------------------------------------------------

                Net cash provided by (used for) financing activities       (1,977)           (3,845)                 44,022
---------------------------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                          (95)              150                   1,050

Cash and cash equivalents, beginning                                        1,200             1,050                      --
---------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                           $  1,105          $  1,200                $  1,050
=================================================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
       Interest                                                          $     --          $     13                $  2,941

    Disclosure of non-cash financing activities
       Dividends declared but not paid                                   $    700          $    955                $    924

                 See accompanying notes to financial statements.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

1. Organization

FSP Fair Lakes Corp. (the "Company") was organized on July 24, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Fairfax, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 211,000 square feet of space situated on approximately
5.8 acres of land. The Company acquired the Property on September 17, 2001 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain balances in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

      Category                           Years
      --------                           -----
      Building - Commercial                39
      Building Improvements              15-39
      Furniture and equipment             5-7

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                     $ 39,000
      Plus:  Acquisition fees                                 --
      Plus:  Other acquisition costs                         460
      ---------------------------------------------------------------
        Total Acquisition Costs                         $ 39,460
      ===============================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                              $  4,183
      Building                                            33,791
      Deferred lease origination costs                     1,486
      ---------------------------------------------------------------
        Total reported in Balance Sheet                 $ 39,460
      ===============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended May 31, 2003, the year ended December 31, 2002 and period ended December 31, 2001 rental income was derived from a single tenant. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

The property was originally leased to PricewaterhouseCoopers LLP ("PWC"). In 2002, PWC sold its consulting practice and assigned the lease to IBM Corporation. However, PWC still remains obligated under the lease in the event IBM Corporation fails to meet the terms of the lease.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $599,000 and $154,000 at May 31, 2003, December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to the acquired lease that was included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related lease. Amortization expense of approximately $78,000, $184,000 and $11,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $1,486,000 and are being amortized over the weighted-average period of eight years in respect of the lease assumed. Details of the deferred lease origination costs as of December 31:

                                     For the         For the         For the
                                   Period Ended     Year Ended     Period Ended
                                     May 31,       December 31,    December 31,
                                       2003            2002            2001
                                  --------------------------------------------
      Cost                         $ 1,486,000     $ 1,486,000    $ 1,486,000
      Accumulated amortization         273,000         195,000         11,000
                                  --------------------------------------------
      Book value                   $ 1,213,000     $ 1,291,000    $ 1,475,000
                                  ============================================

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

DEFERRED LEASE ORIGINATION COSTS (continued)

The estimated annual amortization expense for the five years succeeding May 31, 2003 are as follows:

      2003                                    $ 106,000
      2004                                    $ 184,000
      2005                                    $ 184,000
      2006                                    $ 184,000
      2007                                    $ 184,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,955,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as operating lease. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                          For the        For the       For the
                                       Period Ended    Year Ended   Period Ended
                                          May 31,     December 31,  December 31,
      (in thousands)                       2003           2002          2001
      ==========================================================================
      Income from leases                 $ 1,703        $ 3,877       $ 1,117
      Straight-line rent adjustment         (599)           445           154
      Reimbursable expenses                  981          2,192           560
      --------------------------------------------------------------------------

          Total                          $ 2,085        $ 6,514       $ 1,831
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                For the        For the       For the
                                              Period Ended   Year Ended   Period Ended
                                                May 31,     December 31,  December 31,
                                                  2003          2002          2001
      ================================================================================
      Weighted average number of preferred
        shares outstanding                      480            480           480

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $21,000, $66,000 and $17,000, respectively.

An acquisition fee and other costs totaling $280,000 were paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,840,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $39,000,000 with interest equal to the Citizens Bank base. Interest paid to FSP was $181,000. The average interest rate during the time the loan was outstanding was 6.0%.

      A commitment fee of $2,760,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid dividends of $88,000 and $23,000 in 2002 and 2001, respectively, to the Common Shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $2,137,000 that can be carried forward until it expires in the year 2021. The amount of the net operating loss that may be used annually, if any, is limited.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $1,432,000 at May 31, 2003, December 31, 2002 and 2001.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                        For the         For the       For the
                                                                      Period Ended    Year Ended   Period Ended
                                                                        May 31,      December 31,  December 31,
      (in thousands)                                                      2003           2002          2001
      =========================================================================================================

      GAAP net income (loss)                                           $   619         $ 3,378      $ (2,001)

          Add:  Book depreciation and amortization                         439           1,061           264
          Less: Tax depreciation and amortization                         (368)           (881)         (239)
                Straight-line rents                                        599            (445)         (154)
      ---------------------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *          $ 1,289         $ 3,113      $ (2,130)
      =========================================================================================================

      *     A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                     For the        For the       For the
                                                                   Period Ended   Year Ended   Period Ended
                                                                     May 31,     December 31,  December 31,
      (in thousands)                                                   2003          2002          2001
      ====================================================================================================

      Cash dividends paid or accrued                                 $ 2,677        $ 3,845          $ 23
          Plus: Dividends designated from following year                  --             --            --
          Less: Portion designated capital gain distribution              --             --            --
          Less: Return of Capital                                     (1,388)          (732)          (23)
      ----------------------------------------------------------------------------------------------------
      Dividends paid deduction                                       $ 1,289          3,113            --
      ====================================================================================================

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (Cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                                   For the         For the       For the
                                                                 Period Ended    Year Ended   Period Ended
                                                                   May 31,      December 31,  December 31,
      (in thousands)                                                 2003           2002          2001
      ==================================================================================================

          Net income (loss)                                         $  619         $3,378      $ (2,001)
          Depreciation and amortization                                439          1,061           264
          Straight line rent                                           599           (445)         (154)
          Net proceeds from offering of shares                          --             --        44,045
          Purchase of land and building and improvements              (100)            --       (37,974)
          Payments from (establish) funded reserve                     101             --        (1,801)
          Payment of deferred lease origination costs                   --             --        (1,486)
      --------------------------------------------------------------------------------------------------

      Cash Available for Distribution                               $1,658         $3,994      $    893
      ==================================================================================================

The Company's distributions are summarized as follows:

                                                                   For the        For the       For the
      (in thousands)                                            Period Ended     Year Ended   Period Ended
                                                                   May 31,      December 31,  December 31,
      Quarter Paid                                                  2003            2002          2001
      =================================================================================================

      First Quarter                                                $  955          $  924           --
      Second Quarter                                                1,022             999           --
      Third Quarter                                                   700             953           --
      Fourth Quarter                                                   --             969           23
      -------------------------------------------------------------------------------------------------
          Dividends paid or accrued                                $2,677          $3,845         $ 23
      =================================================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $700,000, $955,000 and $924,000,
respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                              FSP Fair Lakes Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                 Period/Year Ended
      (in thousands)                December 31,                 Amount
                                 -----------------            ------------

                                        2003                     $  2,384
                                        2004                        4,190
                                        2005                        4,294
                                        2006                        4,402
                                        2007                        4,512
                                     Thereafter                     9,364
                                                                ---------
                                                                 $ 29,146
                                                                =========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in September, 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant.

The original lease expires December 31, 2009 with two five-year options to renew.

                                                                    SCHEDULE III

                              FSP FAIR LAKES CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Fair Lakes, Fairfax, VA                  --  $  4,183   $   33,791    $     100
                                ===========  ========   ==========    =========

(in thousands)
                                                    Historical Costs
                              ------------------------------------------------------------


                                                                              Total Costs,
                                                                                 Net of      Depreciable
                                        Buildings &             Accumulated    Accumulated       Life        Date of
Description                     Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                     ----    ------------  --------  ------------  ------------      -----      -----------

Fair Lakes, Fairfax, VA       $  4,183   $    33,891  $ 38,074   $     1,491  $    36,583       15-39   September, 2001
                              ========   ===========  ========   ===========  ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $1,486,000.

                              FSP FAIR LAKES CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                               For the           For the           For the
                                                            Period Ended       Year Ended        Period Ended
                                                               May 31,        December 31,       December 31,
      (in thousands)                                            2003              2002               2001
      =======================================================================================================

      Real estate investments, at cost:
          Balance, beginning of period                       $ 37,974          $ 37,974           $     --
              Acquisitions                                         --                --             37,974
              Improvements                                        100                --                 --
              Dispositions                                         --                --                 --
      -------------------------------------------------------------------------------------------------------

          Balance, end of year                               $ 38,074          $ 37,974           $ 37,974
      =======================================================================================================

      Accumulated depreciation:
          Balance, beginning of period                       $  1,130          $    253           $     --
               Depreciation                                       361               877                253
               Dispositions                                        --                --                 --
      -------------------------------------------------------------------------------------------------------

          Balance, end of period                             $  1,491          $  1,130           $    253
      =======================================================================================================

                            FSP Northwest Point Corp.
                              Financial Statements
                    May 31, 2003, December 31, 2002 and 2001

                                Table of Contents
                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003, December 31, 2002 and 2001................ 2

Statements of Operations for the period ended May 31, 2003, the year ended December 31, 2002 and for the period October 17, 2001
      (date of inception) to December 31, 2001............................... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003, the year ended December 31, 2002 and for the period
      October 17, 2001 (date of inception) to December 31, 2001.............. 4

Statements of Cash Flows for the period ended May 31, 2003, the year ended December 31, 2002 and for the period October 17, 2001
      (date of inception) to December 31, 2001............................... 5

Notes to Financial Statements............................................. 6-13

Schedule of Real Estate and Accumulated Depreciation..................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]

                          INDEPENDENT AUDITOR'S REPORT

To the Stockholders
FSP Northwest Point Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Northwest Point Corp. (a Delaware Corporation) as of May 31, 2003, December 31, 2002 and 2001, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedule listed in the accompanying index, for the year period ended May 31, 2003, the ended December 31, 2002, and for the period from October 17, 2001 (date of inception) to December 31, 2001. These financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedule are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedule referred to above present fairly, in all material respects, the financial position of FSP Northwest Point Corp. as of May 31, 2003, December 31, 2002 and 2001, and the results of its operations and its cash flows for the period ended May 31, 2003, the year ended December 31, 2002, and for the initial period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                            FSP Northwest Point Corp.
                                 Balance Sheets

                                                                    May 31,   December 31,  December 31,
(in thousands, except shares and par value amounts)                  2003        2002            2001
========================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  3,242       $  3,242       $  3,242
     Buildings and improvements                                     26,555         26,555         26,555
--------------------------------------------------------------------------------------------------------
                                                                    29,797         29,797         29,797

Less accumulated depreciation                                          994            711             28
--------------------------------------------------------------------------------------------------------

       Real estate investments, net                                 28,803         29,086         29,769

Cash and cash equivalents                                            1,833          1,492            657
Cash-funded reserve                                                  1,500          1,498          1,498
Step rent receivable                                                    --            339             --
Prepaid expenses and other assets                                       35             49             37
Deferred lease origination costs,
     net of accumulated amortization of $241, $170 and $2            1,159          1,230          1,398
--------------------------------------------------------------------------------------------------------

       Total assets                                               $ 33,330       $ 33,694       $ 33,359
========================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                        $  2,105       $  1,623       $  1,181
     Dividends payable                                                 454            716            132
--------------------------------------------------------------------------------------------------------

       Total liabilities                                             2,559          2,339          1,313
--------------------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value per share, 372.5 shares
         authorized, issued and outstanding                             --             --             --
     Common Stock, $.01 par value per share, 1 share
         authorized, issued and outstanding                             --             --             --
     Additional paid-in capital                                     34,186         34,186         34,186
     Retained deficit and dividends in excess of earnings           (3,415)        (2,831)        (2,140)
--------------------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                   30,771         31,355         32,046
--------------------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity                  $ 33,330       $ 33,694       $ 33,359
========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                            Statements of Operations

                                                                                                 For the Period
                                                                   For the          For the     October 17, 2001
                                                                 Period Ended     Year Ended   (date of inception)
                                                                   May 31,       December 31,    to December 31,
(in thousands, except shares and per share amounts)                  2003            2002             2001
=================================================================================================================

Revenue:
    Rental                                                         $1,690            $5,127               $   351
-----------------------------------------------------------------------------------------------------------------

     Rental operating expenses                                        158               628                    89
     Depreciation and amortization                                    354               851                    30
     Real estate taxes and insurance                                  595             1,435                    60
     Interest                                                          --                --                 2,187
-----------------------------------------------------------------------------------------------------------------

         Total expenses                                             1,107             2,914                 2,366
-----------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                  583             2,213                (2,015)
    Interest income                                                    13                40                     7
-----------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                             596             2,253                (2,008)

Dividends paid to common shareholders prior to
    syndication of preferred shares                                    --                --                    26
-----------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders           $  596            $2,253               $(2,034)
=================================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                          372.5             372.5                 372.5
=================================================================================================================

     Net income (loss) per preferred share, basic and diluted      $1,600            $6,048               $(5,460)
=================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                  Statements of Changes in Stockholders' Equity
                     For the Period Ended May 31, 2003, the
                      Year Ended December 31, 2002 and for
                 the period October 17, 2001 (date of inception)
                              to December 31, 2001

                                                                           Retained Deficit
                                                               Additional    and Dividends         Total
                                        Preferred    Common    Paid in       in Excess of      Stockholders'
(in thousands, except shares)             Stock      Stock      Capital        Earnings           Equity
===========================================================================================================

Private offering of 372.5 shares, net    $   --     $   --      $34,186        $    --            $ 34,186

Dividends                                    --         --           --           (132)               (132)

Net Loss                                     --         --           --         (2,008)             (2,008)
----------------------------------------------------------------------------------------------------------

Balance, December 31, 2001                   --         --       34,186         (2,140)             32,046

Dividends                                    --         --           --         (2,944)             (2,944)

Net Income                                   --         --           --          2,253               2,253
----------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                   --         --       34,186         (2,831)             31,355

Dividends                                    --         --           --         (1,180)             (1,180)

Net Income                                   --         --           --            596                 596
----------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $   --     $   --      $34,186        $(3,415)           $ 30,771
==========================================================================================================

                 See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                            Statements of Cash Flows

                                                                                                      For the Period
                                                                        For the         For the      October 17, 2001
                                                                      Period Ended     Year Ended   (date of inception)
                                                                        May 31,       December 31,    to December 31,
(in thousands)                                                            2003            2002             2001
=======================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                  $   596           $ 2,253          $ (2,008)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
        Depreciation and amortization                                      354               851                30
    Changes in operating assets and liabilities
            Cash-funded reserve                                             (2)               --            (1,498)
            Prepaid expenses and other assets                               14               (12)              (37)
            Step rent receivable                                           339              (339)               --
            Accounts payable and accrued expenses                          482               442             1,181
-----------------------------------------------------------------------------------------------------------------------

             Net cash provided by (used for) operating activities        1,783             3,195            (2,332)
-----------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchase of real estate assets                                          --                --           (29,797)
    Purchase of deferred lease origination costs                            --                --            (1,400)
-----------------------------------------------------------------------------------------------------------------------

             Net cash used for investing activities                         --                --           (31,197)
-----------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Proceeds from sale of company stock                                     --                --            37,250
    Syndication costs                                                       --                --            (3,064)
    Dividends to stockholders                                           (1,442)           (2,360)               --
    Proceeds from long-term debt                                            --                --            30,150
    Principal payments on long-term debt                                    --                --           (30,150)
-----------------------------------------------------------------------------------------------------------------------

             Net cash (used for) provided by financing activities       (1,442)           (2,360)           34,186
-----------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                  341               835               657

Cash and cash equivalents, beginning                                     1,492               657                --
-----------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end                                         $ 1,833           $ 1,492          $    657
=======================================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
         Interest                                                      $    --           $    --          $  2,187

    Disclosure of non-cash financing activities:
         Dividends declared but not paid                               $   454           $   716          $    132

                 See accompanying notes to financial statements.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

1. Organization

FSP Northwest Point Corp. (the "Company") was organized on October 17, 2001 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Elk Grove, Illinois (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 177,000 square feet of space situated on approximately
5.3 acres of land. The Company acquired the Property on December 5, 2001 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 and 2001 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                                Years
      --------                                -----
      Building - Commercial                     39
      Building Improvements                   15-39
      Furniture and equipment                  5-7

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                    $      30,150
      Plus:  Acquisition fees                                    186
      Plus:  Other acquisition costs                             861
      ----------------------------------------------------------------
        Total Acquisition Costs                        $      31,197
      ================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                             $       3,242
      Building                                                26,555
      Deferred lease origination costs                         1,400
      ----------------------------------------------------------------
        Total reported in Balance Sheet                $      31,197
      ================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003, December 31, 2002 and 2001, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003, December 31, 2002 and 2001.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS (continued)

For the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, 100% of the rental income was derived from one tenant, Motorola. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, $339,000 and $0 at May 31, 2003, December 31, 2002 and 2001, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related lease. Amortization expense of approximately $71,000, $168,000 and $2 is included in Depreciation and Amortization in the Company's Statements of Operations for the period ended May 31, 2003 and the year ended December 31, 2002 and the period ended December 31, 2001, respectively.

Deferred lease origination costs included in the purchase price of the property were $1,400,000 and are being amortized over the weighted-average period of six years in respect of the lease assumed. Details of the deferred lease origination costs are as follows:

                                    For the         For the           For the
                                 Period Ended     Year Ended       Period Ended
                                    May 31,      December 31,      December 31,
                                     2003            2002              2001
      --------------------------------------------------------------------------
      Cost                      $ 1,400,000       $ 1,400,000       $ 1,400,000
      Accumulated amortization      241,000           170,000             2,000
      --------------------------------------------------------------------------
      Book value                $ 1,159,000       $ 1,230,000       $ 1,398,000
      ==========================================================================

The estimated annual amortization expense for the periods succeeding May 31, 2003 are as follows:

      2003                                    $    99,000
      2004                                    $   170,000
      2005                                    $   170,000
      2006                                    $   170,000
      2007                                    $   170,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,064,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheets.

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below:

                                         For the        For the        For the
                                      Period Ended    Year Ended    Period Ended
                                         May 31,     December 31,   December 31,
      (in thousands)                      2003           2002           2001
      ==========================================================================
      Income from lease                 $ 1,255        $ 2,956          $ 210
      Straight-line rent adjustment        (339)           339             --
      Reimbursable expense                  774          1,832            141
      --------------------------------------------------------------------------

           Total                        $ 1,690        $ 5,127          $ 351
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003, December 31, 2002 and 2001. Subsequent to the completion of the offering of preferred shares, the holders of the common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                         For the        For the       For the
                                      Period Ended    Year Ended    Period Ended
                                         May 31,     December 31,   December 31,

                                          2003           2002           2001
      ==========================================================================
      Weighted average number of
      preferred shares outstanding        372.5          372.5         372.5

                            FSP Northwest Point Corp.
                          Notes to Financial Statement

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003, the year ended December 31, 2002 and the period ended December 31, 2001, fees incurred under the agreement were $20,000, $50,000 and $3,400, respectively.

An acquisition fee of $186,000 was paid in 2001 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,980,000 were paid in 2001 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2001, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $30,150,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $45,000. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $2,142,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $26,000 in 2001 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                            FSP Northwest Point Corp.
                          Notes to Financial Statement

4. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2001, the Company incurred a net operating loss for income tax purposes of approximately $1,593,000 that can be carried forward until it expires in the year 2021. The amount of the net operating loss that may be used annually, if any, is limited.

The Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $1,349,000.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                            For the       For the       For the
                                                         Period Ended   Year Ended   Period Ended
                                                            May 31,    December 31,  December 31,
(in thousands)                                               2003          2002          2001
==================================================================================================

GAAP net income (loss)                                       $ 596       $ 2,253         $(2,008)

     Add:  Book depreciation and amortization                  354           851              30
           Other book/tax differences, net                      --            --             415
     Less: Tax depreciation and amortization                  (290)         (683)            (31)
           Straight-line rents                                 339          (339)             --
           Deferred rent                                      (407)           --              --
--------------------------------------------------------------------------------------------------
Taxable income (loss) subject to dividend requirement *      $ 592       $ 2,082         $(1,594)
==================================================================================================

      * A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                           For the       For the       For the
                                                         Period Ended  Year Ended    Period Ended
                                                            May 31,    December 31,   December 31,
(in thousands)                                               2003         2002           2001
==================================================================================================

Cash dividends paid or accrued                             $ 1,896       $ 2,360        $  --
   Plus: Dividends designated from following year               --            --           --
   Less: Portion designated capital gain distribution           --            --           --
   Less: Return of Capital                                  (1,304)         (278)          --
--------------------------------------------------------------------------------------------------
Dividends paid deduction                                   $   592       $ 2,082        $  --
==================================================================================================

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserve). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                             For the        For the       For the
                                                          Period Ended    Year Ended   Period Ended
                                                             May 31,     December 31,  December 31,
      (in thousands)                                          2003           2002          2001
      =============================================================================================

         Net income (loss                                    $   596       $ 2,253       $ (2,008)
         Depreciation and amortization                           354           851             30
         Straight line rent                                      339          (339)            --
         Net proceeds from offering of shares                     --            --         34,186
         Purchase of land and building and improvements           --            --        (29,797)
         Payments from (establish) funded reserve                 (2)           --         (1,498)
         Payment of deferred origination costs                    --            --         (1,400)
      ---------------------------------------------------------------------------------------------

      Cash Available for Distribution                        $ 1,287       $ 2,765       $   (487)
      =============================================================================================

The Company's distributions are summarized as follows:

                                                           For the          For the       For the
                                                         Period Ended     Year Ended    Period Ended
                                                           May 31,       December 31,   December 31,
      Quarter Paid (in thousands)                            2003            2002           2001
      ==============================================================================================

      First Quarter                                         $  716          $  132         $  --
      Second Quarter                                           726             745            --
      Third Quarter                                            454             739            --
      Fourth Quarter                                            --             744            --
      ----------------------------------------------------------------------------------------------

      Dividends paid or accrued                             $1,896          $2,360         $  --
      ==============================================================================================

                            FSP Northwest Point Corp.
                          Notes to Financial Statements

5. Cash Available for Distribution (continued)

The Company declared a dividend payable to stockholders of record as of May 31, 2003, December 31, 2002 and 2001 of $454,000, $716,000 and $132,000,
respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. (FSP), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares, the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under a non-cancelable operating lease as follows:

                                           Period/Year Ended
      (in thousands)                          December 31,             Amount
                                        -------------------------   ----------

                                                  2003                $ 1,775
                                                  2004                  3,112
                                                  2005                  3,206
                                                  2006                  3,302
                                                  2007                  3,401
                                               Thereafter               8,019
                                                                    ----------
                                                                     $ 22,815
                                                                    ==========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in December 2001, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period is ten years with renewal options.

                                                                    SCHEDULE III

                            FSP NORTHWEST POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Northwest Point, Elk Grove,
  Illinois                             --    $  3,242   $   26,555    $      --
                                =========    ========   ==========    =========

(in thousands)

                                                      Historical Costs
                                ------------------------------------------------------------


                                                                                Total Costs,
                                                                                   Net of      Depreciable
                                          Buildings &             Accumulated    Accumulated       Life        Date of
Description                       Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                       ----    ------------  --------  ------------  ------------      -----      -----------

Northwest Point, Elk Grove,
  Illinois                      $ 3,242    $   26,555   $ 29,797   $      994   $    28,803       15-39    December, 2001
                                =======    ==========   ========   ==========   ===========

(1)   There are no encumbrances on the above properties.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $1,400,000.

                            FSP NORTHWEST POINT CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation.

                                              For the         For the         For the
                                           Period Ended     Year Ended     Period Ended
                                              May 31,       December 31,    December 31,
      (in thousands)                           2003            2002            2001
      =================================================================================

      Real estate investments, at cost:
          Balance, beginning of period       $29,797          $29,797             --
              Acquisitions                        --               --         29,797
              Improvements                        --               --             --
              Dispositions                        --               --             --
      ---------------------------------------------------------------------------------

          Balance, end of period             $29,797          $29,797        $29,797
      =================================================================================

      Accumulated depreciation:
          Balance, beginning of period       $   711          $    28        $    --
              Depreciation                       283              683             28
              Dispositions                        --               --             --
      ---------------------------------------------------------------------------------

          Balance, end of period             $   994          $   711        $    28
      =================================================================================

                            FSP Timberlake East Corp.
                              Financial Statements
                       May 31, 2003 and December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report................................................. 1

Balances Sheet as of May 31, 2003 and December 31, 2002...................... 2

Statements of Operations for the period ended May 31, 2003 and the period
      January 10, 2002 (date of inception) to December 31, 2002.............. 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003 and the period January 10, 2002 (date of inception)
      to December 31, 2002................................................... 4

Statements of Cash Flows for the period ended May 31, 2003 and the period
      January 10, 2002 (date of inception) to December 31, 2002.............. 5

Notes to Financial Statements............................................. 6-14

Schedules of Real Estate and Accumulated Depreciation.................... 15-16

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Timberlake East Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Timberlake East Corp. ( a Delaware Corporation) as of May 31, 2003 and December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedules listed in the accompanying index, for the period ended May 31, 2003 and the period from January 10, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedules referred to above present fairly, in all material respects, the financial position of FSP Timberlake East Corp. as of May 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                            FSP Timberlake East Corp.
                                 Balance Sheets

                                                                                         May 31,      December 31,
(in thousands, except shares and par value amounts)                                       2003            2002
==================================================================================================================

Assets:

Real estate investments, at cost:
    Land                                                                                $  2,931       $  2,931
    Buildings and improvements                                                            16,525         16,525
---------------------------------------------------------------------------------------------------------------
                                                                                          19,456         19,456

     Less accumulated depreciation                                                           511            334
---------------------------------------------------------------------------------------------------------------

         Real estate investments, net                                                     18,945         19,122

Cash and cash equivalents                                                                    622            868
Cash funded reserves                                                                       1,000            778
Restricted cash                                                                               17             17
Tenant rent receivable                                                                        23             73
Step rent receivable                                                                          --            108
Prepaid expenses and other assets                                                             24              4
Deferred lease origination costs, net of accumulated amortization of $168 and $112           537            593
Deferred leasing commissions, net of accumulated amortization of $8 and $5                    32             30
---------------------------------------------------------------------------------------------------------------

        Total assets                                                                    $ 21,200       $ 21,593
===============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                   $    338       $    131
Dividends payable                                                                            332            500
Tenant security deposits                                                                      17             17
---------------------------------------------------------------------------------------------------------------

        Total liabilities                                                                    687            648
---------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:

    Preferred Stock, $.01 par value, 250 shares                                               --             --
       authorized, issued and outstanding
    Common Stock, $.01 par value, 1 share                                                     --             --
       authorized, issued and outstanding
    Additional paid-in capital                                                            22,892         22,892
    Retained deficit and dividends in excess of earnings                                  (2,379)        (1,947)
---------------------------------------------------------------------------------------------------------------

        Total Stockholders' Equity                                                        20,513         20,945
---------------------------------------------------------------------------------------------------------------

        Total Liabilities and Stockholders' Equity                                      $ 21,200       $ 21,593
===============================================================================================================

                 See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                            Statements of Operations

                                                                                                   For the Period
                                                                                    For the       January 10, 2002
                                                                                 Period Ended    (date of inception)
                                                                                    May 31,        to December 31,
(in thousands, except shares and per share amounts)                                  2003               2002
====================================================================================================================

Revenue:
    Rental                                                                          $1,129             $ 2,403
--------------------------------------------------------------------------------------------------------------

Expenses:
    Rental operating expenses                                                          303                 531
    Depreciation and amortization                                                      236                 451
    Real estate taxes and insurance                                                    192                 307
    Interest                                                                            --               1,457
--------------------------------------------------------------------------------------------------------------

        Total expenses                                                                 731               2,746
--------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                                   398                (343)
     Interest income                                                                     7                  42
--------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                              405                (301)

Dividends paid to common shareholders prior to syndication of preferred shares          --                  15
--------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders                            $  405             $  (316)
==============================================================================================================

    Weighted average number of preferred shares outstanding, basic and diluted         250                 250
==============================================================================================================

    Net income (loss) per preferred share, basic and diluted                        $1,620             $(1,264)
==============================================================================================================

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                  Statements of Changes in Stockholders' Equity
        For the Period Ended May 31, 2003 and the Period January 10, 2002
                    (date of inception) to December 31, 2002

                                                                                   Retained Deficit
                                                                      Additional     and Dividends        Total
                                        Preferred        Common         Paid in       in Excess of   Stockholders'
(in thousands, except shares)             Stock          Stock          Capital          Earnings        Equity
==================================================================================================================

Private offering of 250 shares, net      $       --      $     --      $ 22,892          $     --       $ 22,892

Dividends                                        --            --            --            (1,646)        (1,646)

Net Loss                                         --            --            --              (301)          (301)
----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                       --            --        22,892            (1,947)        20,945

Dividends                                        --            --            --              (837)          (837)

Net Income                                       --            --            --               405            405
----------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $       --      $     --      $ 22,892          $ (2,379)      $ 20,513
================================================================================================================

                 See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                            Statements of Cash Flows

                                                                                              For the Period
                                                                            For the          January 10, 2002
                                                                          Period Ended     (date of inception) to
                                                                            May 31,            December 31,
(in thousands)                                                                2003                 2002
=================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                      $    405               $   (301)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
        Depreciation and amortization                                           236                    451
Changes in operating assets and liabilities:
            Cash-funded reserve                                                (222)                  (778)
            Restricted cash                                                      --                    (17)
            Tenant rent receivable                                               50                    (73)
            Step rent receivable                                                108                   (108)
            Prepaid expenses and other assets                                   (20)                    (4)
            Accounts payable and accrued expenses                               207                    131
            Tenant security deposits                                             --                     17
            Payment of deferred lease commissions                                (5)                   (35)
----------------------------------------------------------------------------------------------------------

                Net cash provided by (used for) operating activities            759                   (717)
----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
    Purchase of real estate assets                                               --                (19,456)
    Purchase of deferred lease origination costs                                 --                   (705)
----------------------------------------------------------------------------------------------------------

                Net cash used for investing activities                           --                (20,161)
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
    Proceeds from sale of company stock                                          --                 25,000
    Syndication costs                                                            --                 (2,108)
    Dividends to stockholders                                                (1,005)                (1,146)
    Proceeds from long-term debt                                                 --                 20,360
    Principal payments on long-term debt                                         --                (20,360)
----------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities        (1,005)                21,746
----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                           (246)                   868

Cash and cash equivalents, beginning of period                                  868                     --
----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                   $    622               $    868
==========================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
       Interest                                                            $     --               $  1,457

    Disclosure of non-cash financing activities
       Dividends declared but not paid                                     $    332               $    500

                See accompanying notes to financial statements.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

1. Organization

FSP Timberlake East Corp. (the "Company") was organized on January 10, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Chesterfield, Missouri (the "Property"). The Property consists of a five-story Class "A" suburban office building that contains approximately 116,000 square feet of space situated on approximately
8.6 acres of land. The Company acquired the Property on March 4, 2002 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                               Years
         --------                               -----
         Building - Commercial                    39
         Building Improvements                  15-39
         Furniture and equipment                 5-7

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                        $      20,360
      Plus:  Acquisition fees                                        125
      Plus:  Other acquisition costs                                  76
      Less:  Purchase price adjustments from seller                 (535)
      -----------------------------------------------------------------------
        Total Acquisition Costs                            $      20,026
      =======================================================================

These costs are reported in the Company's Balance Sheet as follows :

      Land                                                 $       2,931
      Building, less improvements of $135                         16,390
      Deferred lease origination costs                               705
      -----------------------------------------------------------------------
        Total reported in Balance Sheet                    $      20,026
      =======================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003 no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003 and December 31, 2002.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended May 31, 2003 and December 31, 2002 rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                       For the         For the
                                                    Period Ended    Period Ended
                                                       May 31,      December 31,
                                                        2003            2002
                                                    ----------------------------
      Quest Software, Inc.                               23%             22%
      Computer Associates International, Inc.            23%             21%
      Prudential Securities Incorporated                 13%             13%
      Reinsurance Group of America, Inc.                 14%             12%
      Metropolitan Life Insurance Company, Inc.          11%             9%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0 and $108,000 at May 31, 2003 and December 31, 2002, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $56,000 and $112,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended May 31, 2003 and December 31, 2002, respectively.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

DEFERRED LEASE ORIGINATION COSTS (continued)

Deferred lease origination costs included in the purchase price of the property were $705,000 and are being amortized over the weighted-average period of six years in respect of the leases assumed. Details of the deferred lease origination costs are as follows:

                                                    For the          For the
                                                  Period Ended     Period Ended
                                                    May 31,        December 31,
                                                      2003             2002
                                               ---------------------------------
      Cost                                       $   705,000     $   705,000
      Accumulated amortization                       168,000         112,000
                                               ---------------------------------
      Book value                                 $   537,000     $   593,000
                                               =================================

The estimated annual amortization expense for the five periods succeeding May 31, 2003 are as follows:

      2003                                    $  78,000
      2004                                    $ 134,000
      2005                                    $ 134,000
      2006                                    $ 134,000
      2007                                    $  57,000

DEFERRED LEASING COMMISSIONS

Deferred leasing commissions represent external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $3,500 and $5,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended May 31, 2003 and December 31, 2002, respectively.

Payments for deferred leasing commissions in 2003 and 2002 amounted to $5,000 and $35,000, respectively, which is being amortized over the weighted-average period of seven years in respect of the leases. Details of the deferred leasing commissions as of are as follows:

                                                   For the           For the
                                                 Period Ended     Period Ended
                                                   May 31,        December 31,
                                                     2003             2002
                                              ----------------------------------
      Cost                                      $    40,000      $    35,000
      Accumulated amortization                        8,000            5,000
                                              ----------------------------------
      Book value                                $    32,000      $    30,000
                                              ==================================

The estimated annual amortization expense for the five periods succeeding May 31, 2003 are as follows:

      2003                                        $ 2,500
      2004                                        $ 6,000
      2005                                        $ 6,000
      2006                                        $ 6,000
      2007                                        $ 6,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,108,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                     For the          For the
                                                   Period Ended     Period Ended
                                                     May 31,        December 31,
      (in thousands)                                   2003             2002
      ==========================================================================
      Income from leases                              $1,090           $2,076
      Straight-line rent adjustment                     (108)             108
      Reimbursable expense                               147              219
      --------------------------------------------------------------------------

           Total                                      $1,129           $2,403
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003 and December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                       For the       For the
                                                    Period Ended   Period Ended
                                                       May 31,     December 31,
                                                        2003           2002
      =========================================================================
      Weighted average number of perferred
        shares outstanding                               250           250

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended May 31, 2003 and the period ended December 31, 2002, fees incurred under the agreement were $13,000 and $22,000, respectively.

An acquisition fee of $125,000 and other costs totaling $11,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,000,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $20,360,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $17,000. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $1,437,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $15,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $300,000 that can be carried forward until it expires in the year 2022. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003 and December 31, 2002 the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $683,000 and $691,000, respectively.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                         For the        For the
                                                                       Period Ended   Period Ended
                                                                         May 31,      December 31,
      (in thousands)                                                       2003           2002
      ============================================================================================

      GAAP net income (loss)                                              $ 405         $(301)

          Add:  Book depreciation and amortization                          236           451
                Other book/tax differences, net                              --             3
          Less: Tax depreciation and amortization                          (183)         (345)
                Straight-line rents                                         108          (108)
      --------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *             $ 566         $(300)
      ============================================================================================

      *     A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                          For the       For the
                                                                       Period Ended   Period Ended
                                                                          May 31,     December 31,
      (in thousands)                                                       2003           2002
      =============================================================================================

      Cash dividends paid or accrued                                      $1,337        $ 1,146
          Plus: Dividends designated from following year                      --             --
          Less: Portion designated capital gain distribution                  --             --
          Less: Return of Capital                                           (771)        (1,146)
      ---------------------------------------------------------------------------------------------
      Dividends paid deduction                                             $ 566        $    --
      =============================================================================================

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures") payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                For the       For the
                                                             Period Ended   Period Ended
                                                                May 31,     December 31,
      (in thousands)                                             2003           2002
      ==================================================================================

          Net income (loss)                                     $ 405        $ (301)
          Depreciation and amortization                           236           451
          Straight line rent                                      108          (108)
          Net proceeds from offering of shares                     --        22,892
          Purchase of land and building and improvments            --       (19,456)
          Payments from (establish) funded reserve               (222)         (778)
          Payment of deferred leasing commissions                  (5)          (35)
          Payment of deferred lease origination costs              --          (705)
      ----------------------------------------------------------------------------------

      Cash Available for Distribution                           $ 522       $ 1,960
      ==================================================================================

The Company's distributions are summarized as follows:

                                                        For the       For the
                                                     Period Ended   Period Ended
                                                        May 31,     December 31,
      (in thousands)                                     2003           2002
      ==========================================================================

      First Quarter                                     $  500         $   --
      Second Quarter                                       505            128
      Third Quarter                                        332            520
      Fourth Quarter                                        --            498
      --------------------------------------------------------------------------

          Dividends paid or accrued                     $1,337         $1,146
      ==========================================================================

                            FSP Timberlake East Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The Company declared a dividend payable to stockholders of record as of May 31, 2003 and December 31, 2002 of $332,000 and $500,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                    Period/Year Ended
      (in thousands)                   December 31,             Amount
                                    ------------------         --------

                                           2003                $ 1,541
                                           2004                  2,706
                                           2005                  2,345
                                           2006                  1,559
                                           2007                    894
                                        Thereafter               1,971
                                                             ----------
                                                              $ 11,016
                                                             ==========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in March, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

                                                                    SCHEDULE III

                            FSP TIMBERLAKE EAST CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Timberlake East,
  Chesterfield, MO                    --     $  2,931   $  16,390     $    135
                                ========     ========   =========     ========

(in thousands)

                                                     Historical Costs
                               ------------------------------------------------------------


                                                                               Total Costs,
                                                                                  Net of      Depreciable
                                         Buildings &             Accumulated    Accumulated       Life        Date of
Description                      Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                      ----    ------------  --------  ------------  ------------      -----      -----------

Timberlake East,
  Chesterfield, MO             $ 2,931    $    16,525  $  19,456  $      511   $   18,945        15-39    March, 2002
                               =======    ===========  =========  ==========   ==========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $705,000.

                            FSP TIMBERLAKE EAST CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                       For the        For the
                                                    Period Ended    Period Ended
                                                       May 31,      December 31,
      (in thousands)                                    2003            2002
      ==========================================================================

      Real estate investments, at cost:
          Balance, beginning of period                 $19,456         $    --
              Acquisitions                                  --          19,321
              Improvements                                  --             135
              Dispositions                                  --              --
      --------------------------------------------------------------------------

          Balance, end of period                       $19,456         $19,456
      ==========================================================================

      Accumulated depreciation:
          Balance, beginning of period                 $   334         $    --
              Depreciation                                 177             334
              Dispositions                                  --              --
      --------------------------------------------------------------------------

          Balance, end of period                       $   511         $   334
      ==========================================================================

                         FSP Merrywood Apartments Corp.
                              Financial Statements
                       May 31, 2003 and December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003 and December 31, 2002 ..................... 2

Statements of Operations for the period ended May 31, 2003 and the period March 1, 2002 (date of inception) to December 31, 2002 ......... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003 and the period March 1, 2002 (date of inception)
      to December 31, 2002................................................... 4

Statements of Cash Flows for the period ended May 31, 2003 and the period March 1, 2002 (date of inception) to December 31, 2002.......... 5

Notes to Financial Statements............................................. 6-12

Schedule of Real Estate and Accumulated Depreciation..................... 13-14

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Merrywood Apartments Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Merrywood Apartments Corp. (a Delaware Corporation) as of May 31, 2003 and December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedules listed in the accompanying index, for the period ended May 31, 2003 and the period from March 1, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedules referred to above present fairly, in all material respects, the financial position of FSP Merrywood Apartments Corp. as of May 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                         FSP Merrywood Apartments Corp.
                                 Balance Sheets

                                                                   May 31,       December 31,
(in thousands, except shares and par value amounts)                 2003             2002
=============================================================================================

Assets:

Real estate investments, at cost:
     Land                                                         $  2,318         $  2,318
     Buildings and improvements                                     14,867           14,867
---------------------------------------------------------------------------------------------
                                                                    17,185           17,185

Less accumulated depreciation                                          608              383
---------------------------------------------------------------------------------------------

       Real estate investments, net                                 16,577           16,802

Cash and cash equivalents                                              376              499
Cash-funded reserve                                                    500              500
Restricted cash                                                         77               79
Prepaid expenses and other assets                                       70               25
---------------------------------------------------------------------------------------------

       Total assets                                               $ 17,600         $ 17,905
=============================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
     Accounts payable and accrued expenses                        $    248         $    208
     Dividends payable                                                 197              323
     Tenant security deposits                                           77               79
---------------------------------------------------------------------------------------------

       Total liabilities                                               522              610
---------------------------------------------------------------------------------------------

Commitments and contingencies:

Stockholders' Equity:
     Preferred Stock, $.01 par value per share, 206 shares
         authorized, issued and outstanding                             --               --
     Common Stock, $.01 par value per share, 1 share
         authorized, issued and outstanding                             --               --
     Additional paid-in capital                                     18,892           18,892
     Retained deficit and dividends in excess of earnings           (1,814)          (1,597)
---------------------------------------------------------------------------------------------

       Total Stockholders' Equity                                   17,078           17,295
---------------------------------------------------------------------------------------------

      Total Liabilities and Stockholders' Equity                  $ 17,600         $ 17,905
=============================================================================================

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                            Statements of Operations

                                                                                      For the Period
                                                                      For the          March 1, 2002
                                                                    Period Ended    (date of inception)
                                                                      May 31,         to December 31,
(in thousands, except shares and per share amounts)                     2003               2002
=======================================================================================================

Revenue:
    Rental                                                           $ 1,072              $ 1,811
-------------------------------------------------------------------------------------------------------

Expenses:
     Rental operating expenses                                           295                  483
     Depreciation                                                        225                  383
     Real estate taxes and insurance                                     232                  365
     Interest                                                             --                1,203
-------------------------------------------------------------------------------------------------------

         Total expenses                                                  752                2,434
-------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                     320                 (623)
     Interest income                                                       5                   10
-------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                325                 (613)

Dividends paid to common shareholders prior to
     syndication of preferred shares                                      --                   26
-------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders             $   325              $  (639)
=======================================================================================================

     Weighted average number of preferred shares outstanding,
         basic and diluted                                               206                  206
=======================================================================================================

     Net income (loss) per preferred share, basic and diluted        $ 1,578              $(3,102)
=======================================================================================================

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                  Statements of Changes in Stockholders' Equity
                      For the Period Ended May 31, 2003 and
                For the Period March 1, 2002 (date of inception)
                              to December 31, 2002

                                                                                      Retained Defict
                                                                        Additional     and Dividends        Total
                                          Preferred       Common          Paid in       in Excess of    Stockholders'
(in thousands, except shares)               Stock          Stock          Capital         Earnings         Equity
=====================================================================================================================

Private offering of 206 shares, net        $    --        $    --        $ 18,892        $     --         $ 18,892

Dividends                                       --             --              --            (984)            (984)

Net Loss                                        --             --              --            (613)            (613)
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                      --             --          18,892          (1,597)          17,295

Dividends                                       --             --              --            (542)            (542)

Net Income                                      --             --              --             325              325
---------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                      $    --        $    --        $ 18,892        $ (1,814)        $ 17,078
=====================================================================================================================

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                            Statements of Cash Flows

                                                                                            For the Period
                                                                              For the        March 1, 2002
                                                                            Period Ended  (date of inception)
                                                                              May 31,       to December 31,
(in thousands)                                                                  2003             2002
=============================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                        $    325         $   (613)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
       Depreciation                                                               225              383
     Changes in operating assets and liabilities
            Cash-funded reserve                                                    --             (500)
            Restricted cash                                                         2              (79)
            Prepaid expenses and other assets                                     (45)             (25)
            Accounts payable and accrued expenses                                  40              208
            Tenant security deposits                                               (2)              79
-------------------------------------------------------------------------------------------------------------

             Net cash provided by (used for) operating activities                 545             (547)
-------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                --          (17,185)
-------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                            --          (17,185)
-------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                           --           20,601
     Syndication costs                                                             --           (1,709)
     Dividends to stockholders                                                   (668)            (661)
     Proceeds from note payable on long-term debt                                  --           17,000
     Principal payments on long-term debt                                          --          (17,000)
-------------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities            (668)          18,231
-------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                             (123)             499

Cash and cash equivalents, beginning of period                                    499               --
-------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                     $    376         $    499
=============================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
        Interest                                                             $     --         $  1,203

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                     $    197         $    323

                 See accompanying notes to financial statements.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

1. Organization

FSP Merrywood Apartments Corp. (the "Company") was organized on March 1, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a newly constructed 228 unit luxury apartment complex in Katy, Texas (the "Property"). The Property consists of thirteen two-story apartment buildings situated on approximately 14.4 acres of land. The company acquired the Property on April 24, 2002 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE  AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                               Years
      --------                               -----
      Building - Apartments                  27.5
      Building Improvements                 15-27.5
      Furniture and equipment                 5-7

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003 and December 31, 2002.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,709,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company's residential property leases are generally for terms of one year or less. Rental income from tenants of residential apartment properties is recognized in the period earned. Rent concessions, including free rent and leasing commissions are charged as a reduction of rental revenue.

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003 and December 31, 2002. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                 Period Ended     Period Ended
                                                   May 31,        December 31,
                                                     2003             2002
      =========================================================================
      Weighted average number of preferred
      shares outstanding                             206              206

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended May 31, 2003 and December 31, 2002, fees earned under the agreement were $11,000 and $18,000, respectively.

An acquisition fee of $107,000 was paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $1,648,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $17,000,000 with interest equal to the Citizens Bank base rate (4.75%). Interest paid to the affiliate was $18,000.

      A commitment fee of $1,184,500 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $26,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $565,000 that can be carried forward until it expires in the year 2022. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003 and December 31, 2002 the Company's net tax basis of its real estate assets approximates the amount set forth in the Company's Balance Sheet.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

5. Income Taxes (continued)

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                        For the         For the
                                                                      Period Ended    Period Ended
                                                                        May 31,       December 31,
      (in thousands)                                                      2003            2002
      ============================================================================================

      GAAP net income (loss)                                              $ 325          $(613)

          Add:  Book depreciation                                           225            383
          Less: Tax depreciation and amortization                          (154)          (242)
                Deferred rent                                               (30)            30
      --------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *             $ 366          $(442)
      ============================================================================================

      *     A tax loss is not subject to a dividend requirement.

  The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                        For the            For the
                                                                      Period Ended       Period Ended
                                                                        May 31,          December 31,
      (in thousands)                                                      2003               2002
      ===============================================================================================

      Cash dividends paid or accrued                                      $ 865              $ 661
          Plus: Dividends designated from following year                     --                 --
          Less: Portion designated capital gain distribution                 --                 --
          Less: Return of Capital                                          (499)              (661)
      -----------------------------------------------------------------------------------------------
      Dividends paid deduction                                            $ 366              $  --
      ===============================================================================================

6. Cash Available for Distribution

The Company evaluates the performance of its reportable segments based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the reportable segment's activity and is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and certain non-cash compensation expenses); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets and property and equipment ("Capital Expenditures") plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (Cash-funded reserves). Depreciation and non-cash compensation are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The calculation of CAD is shown in the following table:

                                                            For the            For the
                                                          Period Ended       Period Ended
                                                            May 31,          December 31,
      (in thousands)                                          2003               2002
      ===================================================================================

           Net income (loss)                                  $325            $   (613)
           Depreciation                                        225                 383
           Net proceeds from offering of shares                  -              18,892
           Purchase of land and building                         -             (17,185)
           Establish funded reserve                              -                (500)
      -----------------------------------------------------------------------------------

      Cash Available for Distribution                         $550            $    977
      ===================================================================================

The Company's distributions are summarized as follows:

                                                      For the         For the
                                                    Period Ended    Period Ended
                                                      May 31,       December 31,
      (in thousands)                                    2003            2002
      ==========================================================================

      First Quarter                                     $323            $ --
      Second Quarter                                     345              --
      Third Quarter                                      197             264
      Fourth Quarter                                      --             397
      --------------------------------------------------------------------------

           Dividends paid or accrued                    $865            $661
      ==========================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003 and December 31, 2002 of $197,000 and $323,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                         FSP Merrywood Apartments Corp.
                          Notes to Financial Statements

7. Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

                                                                    SCHEDULE III

                         FSP MERRYWOOD APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Merrywood Apartments,
  Katy, TX                              --   $   2,318  $  14,867     $       --
                                ==========   =========  =========     ==========

(in thousands)

                                                    Historical Costs
                              ------------------------------------------------------------


                                                                              Total Costs,
                                                                                 Net of      Depreciable
                                        Buildings &             Accumulated    Accumulated       Life        Date of
Description                     Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                     ----    ------------  --------  ------------  ------------      -----      -----------

Merrywood Apartments,
  Katy, TX                    $  2,318   $    14,867  $ 17,185   $      608   $  16,577         15-27.5   April,  2002
                              ========   ===========  ========   ==========   =========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for federal income tax purposes approximates total historical costs.

                         FSP MERRYWOOD APARTMENTS CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                   For the            For the
                                                 Period Ended       Period Ended
                                                   May 31,          December 31,
      (in thousands)                                 2003               2002
      ==========================================================================

      Real estate investments, at cost:
          Balance, beginning of period             $17,185            $    --
              Acquisitions                              --             17,185
              Improvements                              --                 --
              Dispositions                              --                 --
      --------------------------------------------------------------------------

           Balance, end of period                  $17,185            $17,185
      ==========================================================================

      Accumulated depreciation:
           Balance, beginning of period            $   383            $    --
              Depreciation                             225                383
              Dispositions                              --                 --
      --------------------------------------------------------------------------

           Balance, end of period                  $   608            $   383
      ==========================================================================

                              FSP Plaza Ridge Corp.
                              Financial Statements
                       May 31, 2003 and December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003 and December 31, 2002...................... 2

Statements of Operations for the period ended May 31, 2003 and the period
      February 28, 2002 (date of inception) to December 31, 2002............. 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003 and the period February 28, 2002 (date of inception)
      to December 31, 2002................................................... 4

Statements of Cash Flows for the period ended May 31, 2003 and the period
      February 28, 2002 (date of inception) to December 31, 2002............. 5

Notes to Financial Statements............................................. 6-15

Schedules of Real Estate and Accumulated Depreciation.................... 16-17

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Plaza Ridge Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Plaza Ridge Corp. (a Delaware Corporation) as of May 31, 2003 and December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedules listed in the accompanying index, for the period ended May 31, 2003 and the period from February 28, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedules. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedules referred to above present fairly, in all material respects, the financial position of FSP Plaza Ridge Corp. as of May 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                              FSP Plaza Ridge Corp.
                                 Balance Sheets

                                                                                        May 31,       December 31,
(in thousands, except shares and par value amounts)                                       2003           2002
==================================================================================================================

Assets:

Real estate investments, at cost:
    Land                                                                                $  4,055       $  4,055
    Buildings and improvements                                                            25,386         25,210
---------------------------------------------------------------------------------------------------------------
                                                                                          29,441         29,265

     Less accumulated depreciation                                                           678            404
---------------------------------------------------------------------------------------------------------------

         Real estate investments, net                                                     28,763         28,861

Cash and cash equivalents                                                                  1,376          1,506
Cash-funded reserves                                                                       1,725          1,729
Tenant rent receivable                                                                        30             37
Step rent receivable                                                                          --            299
Prepaid expenses and other assets                                                             24            106
Deferred lease origination costs, net of accumulated amortization of $203 and $119         1,534          1,618
Provisions for favorable leases, net of accumulated amortization of $235 and $137          1,411          1,509
---------------------------------------------------------------------------------------------------------------

        Total assets                                                                    $ 34,863       $ 35,665
===============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                   $    686       $    324
Dividends payable                                                                            740            872
---------------------------------------------------------------------------------------------------------------

        Total liabilities                                                                  1,426          1,196
---------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:

    Preferred Stock, $.01 par value, 400 shares                                               --             --
       authorized, issued and outstanding
    Common Stock, $.01 par value, 1 share                                                     --             --
       authorized, issued and outstanding
    Additional paid-in capital                                                            36,690         36,690
    Retained deficit and dividends in excess of earnings                                  (3,253)        (2,221)
---------------------------------------------------------------------------------------------------------------

        Total Stockholders' Equity                                                        33,437         34,469
---------------------------------------------------------------------------------------------------------------

        Total Liabilities and Stockholders' Equity                                      $ 34,863       $ 35,665
===============================================================================================================

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                            Statements of Operations

                                                                                                       For the Period
                                                                                       For the        February 28, 2002
                                                                                    Period Ended     (date of inception)
                                                                                       May 31,         to December 31,
(in thousands, except share and per share amounts)                                      2003                2002
========================================================================================================================

Revenue:
    Rental                                                                             $1,612               $ 3,358
-------------------------------------------------------------------------------------------------------------------

Expenses:
    Rental operating expenses                                                             530                   593
    Depreciation and amortization                                                         357                   523
    Real estate taxes and insurance                                                       155                   184
    Interest                                                                               --                 2,400
-------------------------------------------------------------------------------------------------------------------

        Total expenses                                                                  1,042                 3,700
-------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                                      570                  (342)
     Interest income                                                                       16                    27
-------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                                 586                  (315)

Dividends paid to common shareholders prior to syndication of preferred shares             --                    99
-------------------------------------------------------------------------------------------------------------------

    Net income (loss) attributable to preferred shareholders                           $  586               $  (414)
===================================================================================================================

    Weighted average number of preferred shares outstanding, basic and diluted            400                   400
===================================================================================================================

    Net income (loss) per preferred share, basic and diluted                           $1,465               $(1,035)
===================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                  Statements of Changes in Stockholders' Equity
                        For the Period ended May 31, 2003
                        and the Period February 28, 2002
                    (Date of inception) to December 31, 2002

                                                                                  Retained Deficit
                                                                   Additional      and Dividends          Total
                                        Preferred       Common       Paid in        in Excess of      Stockholders'
(in thousands, except shares)             Stock         Stock        Capital          Earnings           Equity
====================================================================================================================

Private offering of 400 shares, net      $    --      $    --      $  36,690         $      --          $  36,690

Dividends                                     --           --             --            (1,906)            (1,906)

Net Loss                                      --           --             --              (315)              (315)
--------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                    --           --         36,690            (2,221)            34,469

Dividends                                     --           --             --            (1,618)            (1,618)

Net Income                                    --           --             --               586                586
--------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $    --      $    --      $  36,690         $  (3,253)         $  34,437
====================================================================================================================

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                             Statement of Cash Flows

                                                                                                For the Period
                                                                                For the       February 28, 2002
                                                                              Period Ended    (date of inception)
                                                                                May 31,        to December 31,
(in thousands)                                                                    2003               2002
=================================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                           $   586           $   (315)
    Adjustments to reconcile net income (loss) to net cash
      provided by (used for) operating activities:
       Depreciation and amortization                                                357                523
       Provision for favorable leases                                                98                137
     Changes in operating assets and liabilities:
            Cash-funded reserve                                                       4             (1,729)
            Tenant rent receivable                                                    7                (37)
            Step rent receivable                                                    299               (299)
            Prepaid expenses and other assets                                        82               (106)
            Accounts payable and accrued expenses                                   362                324
----------------------------------------------------------------------------------------------------------

                 Net cash provided by (used for) operating activities             1,795             (1,502)
----------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                (176)           (29,265)
     Purchase of deferred lease origination costs and favorable leases               --             (3,383)
----------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                            (176)           (32,648)
----------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                             --             40,010
     Syndication costs                                                               --             (3,320)
     Dividends to stockholders                                                   (1,749)            (1,034)
     Proceeds from long-term debt                                                    --             32,250
     Principal payments on long-term debt                                            --            (32,250)
----------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities            (1,749)            35,656
----------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                               (130)             1,506

Cash and cash equivalents, beginning of period                                    1,506                 --
----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                        $ 1,376           $  1,506
==========================================================================================================

Supplemental disclosure of cash flow information:

    Cash paid for:
        Interest                                                                     --           $  2,400

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                        $   740           $    872

                 See accompanying notes to financial statements.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

1. Organization

FSP Plaza Ridge Corp. (the "Company") was organized on February 28, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Herndon, Virginia (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 158,000 square feet of space situated on approximately
5.3 acres of land. The company acquired the Property on May 23, 2002 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                            Years
      --------                            -----
      Building - Commercial                 39
      Building Improvements               15-39
      Furniture and equipment              5-7

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                    $      32,250
      Plus:  Acquisition fees                                    200
      Plus:  Other acquistion costs                              198
      ----------------------------------------------------------------
        Total Acquisition Costs                        $      32,648
      ================================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                             $       4,055
      Building                                                25,210
      Deferred lease origination costs                         1,737
      Provision for favorable leases                           1,646
      ----------------------------------------------------------------
        Total reported in Balance Sheets               $      32,648
      ================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003 no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003 and December 31, 2002.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended May 31, 2003 and December 31, 2002, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                                 For the           For the
                                               Period Ended      Period Ended
                                                 May 31,         December 31,
                                                   2003              2002
                                            ------------------------------------
      Scitor Corporation                           51%               51%
      Juniper Networks, Inc.                       30%               30%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0, and $299,000 at May 31, 2003 and December 31, 2002, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $84,000 and $119,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the periods ended May 31, 2003 and December 31, 2002, respectively.

Deferred lease origination costs included in the purchase price of the property were $1,737,000 and are being amortized over the weighted-average period of nine years in respect of the leases assumed. Details of the deferred lease origination costs are as follows:

                                                   For the          For the
                                                 Period Ended     Period Ended
                                                   May 31,        December 31,
                                                     2003             2002
                                               ---------------------------------
      Cost                                       $ 1,737,000      $ 1,737,000
      Accumulated amortization                       203,000          119,000
                                               ---------------------------------
      Book value                                 $ 1,534,000      $ 1,618,000
                                               =================================

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

DEFERRED LEASE ORIGINATION COSTS (continued)

The estimated annual amortization expense for the five periods succeeding May 31, 2003 are as follows:

      2003                                    $   120,000
      2004                                    $   204,000
      2005                                    $   204,000
      2006                                    $   204,000
      2007                                    $   204,000

PROVISION FOR FAVORABLE LEASES

The provision for favorable leases is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this provision on a straight-line basis over the remaining life of the tenant's lease. Amortization of $98,000 and $137,000 is shown as a reduction of rental income in the Company's Statement of Operations for the periods ended May 31, 2003 and December 31, 2002, respectively.

Provision for favorable leases included in the purchase price of the property were $1,646,000 and are being amortized over the weighted-average period of seven years in respect of the leases assumed. Details of the provision for favorable leases are as follows:

                                                  For the            For the
                                                Period Ended      Period Ended
                                                  May 31,         December 31,
                                                    2003              2002
                                              ----------------------------------
      Cost                                      $ 1,646,000       $ 1,646,000
      Accumulated amortization                      235,000           137,000
                                              ----------------------------------
      Book value                                $ 1,411,000       $ 1,509,000
                                              ==================================

The estimated annual amortization expense for the five periods succeeding May 31, 2003 are as follows:

      2003                                    $   137,000
      2004                                    $   235,000
      2005                                    $   235,000
      2006                                    $   235,000
      2007                                    $   235,000

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,320,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                     For the           For the
                                                  Period Ended      Period Ended
                                                     May 31,        December 31,
      (in thousands)                                  2003              2002
      ==========================================================================
      Income from leases                            $ 1,958           $ 3,041
      Straight-line rent adjustment                    (299)              299
      Reimbursable expenses                              51               155
      Amortization of favorable leases                  (98)             (137)
      --------------------------------------------------------------------------

           Total                                    $ 1,612           $ 3,358
      ==========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003 and December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                      For the        For the
                                                    Period Ended   Period Ended
                                                      May 31,      December 31,
                                                        2003           2002
      =========================================================================
      Weighted average number of preferred
        shares outstanding                              400            400

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended May 31, 2003 and December 31, 2002, fees incurred under the agreement were $16,000 and $36,000, respectively.

An acquisition fee of $200,000 and other costs of $37,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,320,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $32,250,000 with interest equal to the Citizens Bank base rate. Interest paid to the affiliate was $97,000. The average interest rate during the time the loan was outstanding was 4.75%

      A commitment fee of $2,300,000 was paid for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $99,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishments of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $396,000 that can be carried forward until it expires in the year 2022. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003 and December 31, 2002 the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $3,293,000 and $3,329,000, respectively.

The following schedule reconciles GAAP Net Income (Loss) to Taxable Income subject to dividend requirements:

                                                                            For the       For the
                                                                         Period Ended   Period Ended
                                                                            May 31,     December 31,
      (in thousands)                                                         2003           2002
      ==============================================================================================

      GAAP net income (loss)                                               $  586          $(315)

          Add:   Book depreciation and amortization                           455            660
          Less:  Tax depreciation and amortization                           (302)          (442)
                     Straight-line rents                                      299           (299)
      ----------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *              $1,038          $(396)
      ==============================================================================================

     * A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                         For the         For the
                                                                       Period Ended   Period Ended
                                                                         May 31,      December 31,
      (in thousands)                                                       2003           2002
      =============================================================================================

      Cash dividends paid or accrued                                     $ 2,489        $ 1,034
          Plus:   Dividends designated from following year                    --             --
          Less:   Portion designated capital gain distribution                --             --
          Less:   Return of Capital                                       (1,451)        (1,034)
      ---------------------------------------------------------------------------------------------
      Dividends paid deduction                                           $ 1,038        $    --
      =============================================================================================

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                         For the        For the
                                                                       Period Ended   Period Ended
                                                                         May 31,      December 31,
      (in thousands)                                                       2003           2002
      =============================================================================================

          Net income (loss)                                              $  586       $   (315)
          Depreciation, amortization and provision for
              favorable leases                                              455            660
          Straight line rent                                                299           (299)
          Net proceeds from offering of shares                               --         36,690
          Purchase of land and building and improvements                   (176)       (29,265)
          Payment from (establish) funded reserve                             4         (1,729)
          Payment of deferred lease origination costs and
              favorable leases                                               --         (3,383)
      ---------------------------------------------------------------------------------------------

      Cash Available for Distribution                                    $1,168       $  2,359
      =============================================================================================

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The Company's distributions are summarized as follows:

                                                      For the          For the
                                                    Period Ended    Period Ended
                                                      May 31,       December 31,
      (in thousands)                                    2003            2002
      ==========================================================================

      First Quarter                                    $  871           $   --
      Second Quarter                                      878               --
      Third Quarter                                       740              212
      Fourth Quarter                                       --              822
      --------------------------------------------------------------------------

          Dividends paid or accrued                    $2,489           $1,034
      ==========================================================================

The Company declared a dividend payable to stockholders of record as of May 31, 2003 and December 31, 2002 of $740,000 and $872,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

                              FSP Plaza Ridge Corp.
                          Notes to Financial Statements

8. Commitments and Contingencies

The Company, as lessor, has future minimum rentals due under non-cancelable operating leases as follows:

                                  Period/Year Ended
      (in thousands)                 December 31,             Amount
                                 -------------------         --------

                                         2003                $ 2,804
                                         2004                  4,886
                                         2005                  5,015
                                         2006                  5,147
                                         2007                  5,283
                                      Thereafter              18,148
                                                            --------
                                                            $ 41,283
                                                            ========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in May, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

                                                                    SCHEDULE III

                              FSP PLAZA RIDGE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)
                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------


Plaza Ridge, Herndon, VA                 --  $   4,055  $    25,210   $      176
                                ===========  =========  ===========   ==========

(in thousands)
                                                     Historical Costs
                               ------------------------------------------------------------


                                                                               Total Costs,
                                                                                  Net of      Depreciable
                                         Buildings &             Accumulated    Accumulated       Life        Date of
Description                      Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                      ----    ------------  --------  ------------  ------------      -----      -----------


Plaza Ridge, Herndon, VA       $ 4,055    $    25,386  $ 29,441   $       678  $    28,763       15-39      May, 2002
                               =======    ===========  ========   ===========  ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the historical cost by approximately $3,383,000.

                              FSP PLAZA RIDGE CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION


The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                   For the           For the
                                                 Period Ended      Period Ended
                                                   May 31,         December 31,
      (in thousands)                                 2003              2002
      ==========================================================================

      Real estate investments, at cost:
          Balance, beginning of period             $29,265          $    --
              Acquisitions                              --           29,265
              Improvements                             176               --
              Dispositions                              --               --
      --------------------------------------------------------------------------

          Balance, end of period                   $29,441          $29,265
      ==========================================================================

      Accumulated depreciation:
          Balance, beginning of period             $   404          $    --
              Depreciation                             274              404
              Dispositions                              --               --
      --------------------------------------------------------------------------

          Balance, end of period                   $   678          $   404
      ==========================================================================

                               FSP Park Ten Corp.
                              Financial Statements
                       May 31, 2003 and December 31, 2002

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report................................................. 1

Balance Sheets as of May 31, 2003 and December 31, 2002...................... 2

Statements of Operations for the period ended May 31, 2003 and the period May 14, 2002 (date of inception) to December 31, 2002........... 3

Statements of Changes in Stockholders' Equity for the period ended
      May 31, 2003 and the period May 14, 2002 (date of inception)
      to December 31, 2002................................................... 4

Statements of Cash Flows for the period ended May 31, 2003 and the period May 14, 2002 (date of inception) to December 31, 2002........... 5

Notes to Financial Statements............................................. 6-13

Schedules of Real Estate and Accumulated Depreciation.................... 14-15

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Park Ten Corp.
(a Delaware Corporation)

We have audited the accompanying balance sheets of FSP Park Ten Corp. (a Delaware Corporation) as of May 31, 2003 and December 31, 2002, and the related statements of operations, changes in stockholders' equity and cash flows, as well as the financial statement schedules listed in the accompanying index, for the period ended May 31, 2003 and the period from May 14, 2002 (date of inception) to December 31, 2002. These financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial statement schedules are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial statement schedule. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial statement schedules referred to above present fairly, in all material respects, the financial position of FSP Park Ten Corp. as of May 31, 2003 and December 31, 2002, and the results of its operations and its cash flows for the periods then ended in conformity with accounting principles generally accepted in the United States of America.

As described in Note 3 to the Financial Statements, effective June 1, 2003, the Company merged with Franklin Street Properties Corp., the sole shareholder of the Company's common stock.


/s/ Braver and Company, P.C.
Newton, Massachusetts
July 11, 2003

                               FSP Park Ten Corp.
                                 Balance Sheets

                                                                                       May 31,     December 31,
(in thousands, except shares and par value amounts)                                      2003          2002
===============================================================================================================

Assets:

Real estate investments, at cost:
    Land                                                                               $  1,367       $  1,367
    Buildings and improvements                                                           20,509         20,509
--------------------------------------------------------------------------------------------------------------
                                                                                         21,876         21,876

     Less accumulated depreciation                                                          548            329
--------------------------------------------------------------------------------------------------------------

         Real estate investments, net                                                    21,328         21,547

Cash and cash equivalents                                                                   658            865
Cash funded reserves                                                                      1,050          1,061
Restricted cash                                                                              53             53
Tenant rent receivable                                                                       --             13
Step rent receivable                                                                         --             80
Prepaid expenses and other assets                                                            32             16
Deferred lease origination costs, net of accumulated amortization of $139 and $76           517            580
--------------------------------------------------------------------------------------------------------------

        Total assets                                                                   $ 23,638       $ 24,215
==============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                  $    321       $    250
Dividends payable                                                                           368            563
Tenant security deposits                                                                     53             53
--------------------------------------------------------------------------------------------------------------

        Total liabilities                                                                   742            866
--------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:

Stockholders' Equity:

    Preferred Stock, $.01 par value, 275 shares                                              --             --
       authorized, issued and outstanding
    Common Stock, $.01 par value, 1 share                                                    --             --
       authorized, issued and outstanding
    Additional paid-in capital                                                           25,189         25,189
    Retained deficit and dividends in excess of earnings                                 (2,293)        (1,840)
--------------------------------------------------------------------------------------------------------------

        Total Stockholders' Equity                                                       22,896         23,349
--------------------------------------------------------------------------------------------------------------

        Total Liabilities and Stockholders' Equity                                     $ 23,638       $ 24,215
==============================================================================================================

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                            Statements of Operations

                                                                                                    For the Period
                                                                                     For the         May 14, 2002
                                                                                  Period Ended    (date of inception)
                                                                                     May 31,        to December 31,
(in thousands, except shares and per share amounts)                                   2003               2002
=====================================================================================================================

Revenue:
    Rental                                                                          $ 1,406             $ 1,930
---------------------------------------------------------------------------------------------------------------------

Expenses:
    Rental operating expenses                                                           421                 398
    Depreciation and amortization                                                       282                 405
    Real estate taxes and insurance                                                     243                 260
    Interest                                                                             --               1,659
---------------------------------------------------------------------------------------------------------------------

        Total expenses                                                                  946               2,722
---------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                                    460                (792)
    Interest income                                                                      10                  13
---------------------------------------------------------------------------------------------------------------------

Net income (loss) before common dividends                                               470                (779)

Dividends paid to common shareholders prior to syndication of preferred shares           --                 131
---------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred shareholders                            $   470             $  (910)
=====================================================================================================================

    Weighted average number of preferred shares outstanding, basic and diluted          275                 275
=====================================================================================================================

    Net income (loss) per preferred share, basic and diluted                        $(1,709)            $(3,309)
=====================================================================================================================

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                  Statements of Changes in Stockholders' Equity
                        For the Period Ended May 31, 2003
                           and the Period May 14, 2002
                    (date of inception) to December 31, 2002

                                                                                 Retained Deficit
                                                                    Additional     and Dividends         Total
                                        Preferred        Common       Paid in      in Excess of      Stockholders'
(in thousands, except shares)             Stock          Stock        Capital        Earnings            Equity
===================================================================================================================

Private offering of 275 shares, net      $     --      $     --      $ 25,189        $     --           $ 25,189

Dividends                                      --            --            --          (1,061)            (1,061)

Net Loss                                       --            --            --            (779)              (779)
-------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                     --            --        25,189          (1,840)            23,349

Dividends                                      --            --            --            (923)              (923)

Net Income                                     --            --            --             470                470
-------------------------------------------------------------------------------------------------------------------

Balance, May 31, 2003                    $     --      $     --      $ 25,189        $ (2,293)          $ 22,896
===================================================================================================================

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                            Statements of Cash Flows

                                                                                           For the Period
                                                                            For the         May 14, 2002
                                                                          Period Ended   (date of inception)
                                                                            May 31,        to December 31,
(in thousands)                                                                2003              2002
============================================================================================================

Cash flows from operating activities:
    Net income (loss)                                                      $    470          $   (779)
    Adjustments to reconcile net income (loss) to net cash
     provided by (used for) operating activities:
       Depreciation and amortization                                            282               405
     Changes in operating assets and liabilities:
            Cash-funded reserve                                                  11            (1,061)
            Restricted cash                                                      --               (53)
            Tenant rent receivable                                               13               (13)
            Step rent receivable                                                 80               (80)
            Prepaid expenses and other assets                                   (16)              (16)
            Accounts payable and accrued expenses                                71               250
            Tenant security deposits                                             --                53
------------------------------------------------------------------------------------------------------------

                 Net cash provided by (used for) operating activities           911            (1,294)

Cash flows from investing activities:
     Purchase of real estate assets                                              --           (21,876)
     Purchase of deferred lease origination costs                                --              (656)
------------------------------------------------------------------------------------------------------------

                 Net cash used for investing activities                          --           (22,532)
------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                         --            27,510
     Syndication costs                                                           --            (2,321)
     Dividends to stockholders                                               (1,118)             (498)
     Proceeds from long-term debt                                                --            22,300
     Principal payments on long-term debt                                        --           (22,300)
------------------------------------------------------------------------------------------------------------

                 Net cash (used for) provided by financing activities        (1,118)           24,691
------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                           (207)              865

Cash and cash equivalents, beginning of period                                  865                --
------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                   $    658          $    865
------------------------------------------------------------------------------------------------------------

Supplemental disclosure of cash flow information:

    Cash paid for:
        Interest                                                           $     --          $  1,659

     Disclosure of non-cash financing activities:
         Dividends declared but not paid                                   $    368          $    563

                 See accompanying notes to financial statements.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

1. Organization

FSP Park Ten Corp. (the "Company") was organized on May 14, 2002 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial office building located in Houston, TX (the "Property"). The Property consists of a six-story Class "A" suburban office building that contains approximately 155,715 square feet of space situated on approximately
6.325 acres of land. The company acquired the Property on June 27, 2002 and operates in a manner intended to qualify as a real estate investment trust ("REIT") for Federal income tax purposes.

2. Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2002 financial statements have been reclassified to conform to the 2003 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvement typically is provided by cash set aside at the time the property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                              Years
      --------                              -----
      Building - Commercial                   39
      Building Improvements                 15-39
      Furniture and equipment                5-7

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The following schedule reconciles the cost of the property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                $ 22,300
      Plus:  Acquisition fees                           137
      Plus:  Other acquisition costs                     95
      --------------------------------------------------------
        Total Acquisition Costs                    $ 22,532
      ========================================================

These costs are reported in the Company's Balance Sheet as follows:

      Land                                         $  1,367
      Building                                       20,509
      Deferred lease origination costs                  656
      --------------------------------------------------------
        Total reported on Balance Sheet            $ 22,532
      ========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At May 31, 2003 no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

MARKETABLE SECURITIES

The Company accounts for investments in debt securities under the provisions of SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Company typically has classified its debt securities as available-for-sale.

There were no investments in marketable securities at May 31, 2003 and December 31, 2002.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended May 31, 2003 and December 31, 2002, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

For the periods ended May 31, 2003 and December 31, 2002, the following tenant represents greater than 10% of total revenue:

                  Mustang Engineering, L.P.     94%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable which is the cumulative revenue recognized in excess of amounts billed by the Company, is $0 and $80,000, at May 31, 2003 and December 31, 2002, respectively.

DEFERRED LEASE ORIGINATION COSTS

Deferred lease origination costs are the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the property. Under Statement of Financial Accounting Standards No. 141 "Business Combinations" ("SFAS 141"), which was approved by the Financial Accounting Standards Board in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of approximately $63,000 and $76,000 is included in Depreciation and Amortization in the Company's Statement of Operations for the periods ended May 31, 2003 and December 31, 2002, respectively.

Deferred lease origination cost included in the purchase price of the property were $656,000 and are being amortized over the weighted-average period of five years in respect of the leases assumed. Detail of the deferred lease origination costs are as follows:

                                                 For the         For the
                                              Period Ended     Period Ended
                                                 May 31,       December 31,
                                                  2003             2002
                                            ---------------------------------
      Cost                                    $   656,000     $   656,000
      Accumulated amortization                    139,000          76,000
                                            ---------------------------------
      Book value                              $   517,000     $   580,000
                                            =================================

The estimated annual amortization expense for the four periods succeeding May 31, 2003 are as follows:

      2003                                    $    88,349
      2004                                    $   151,456
      2005                                    $   151,456
      2006                                    $   125,632

                               FSP Park Ten Corp.
                          Notes to Financial Statements

2. Summary of Significant Accounting Policies (continued)

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $2,321,000 have been reported as a reduction in the Stockholders' Equity in the Company's Balance Sheet.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                For the            For the
                                              Period Ended      Period Ended
                                                May 31,         December 31,
      (in thousands)                              2003              2002
      ========================================================================
      Income from leases                         $1,431           $1,755
      Straight-line rent adjustment                 (80)              80
      Reimbursable expenses                          55               95
      ------------------------------------------------------------------------

           Total                                 $1,406           $1,930
      ========================================================================

INTEREST AND OTHER

Interest income and other income are recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows Statement of Financial Accounting Standards No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at May 31, 2003 and December 31, 2002. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income. The denominator used for calculating basic and diluted net income per share is shown for preferred shares only and is as follows:

                                                        For the       For the
                                                     Period Ended    Year Ended
                                                        May 31,     December 31,
                                                         2003           2002
      ==========================================================================
      Weighted average number of preferred shares
      outstanding                                         275           275

                               FSP Park Ten Corp.
                          Notes to Financial Statements

3. Related Party Transactions

On January 10, 2003, the Board of Directors of the Company and twelve other companies (the "Target REITS"), whose common stock is owned by Franklin Street Properties Corp. ("FSP"), resolved to enter into an Agreement and Plan of Merger (the "Merger Agreement") with FSP. On May 30, 2003, a majority of the preferred stockholders of the Company and the Target REITS, as well as a majority of the common stockholders of FSP approved the merger. The effect of the merger is that the stockholders of the Company and the Target REITS exchanged their stock for common stock of FSP effective June 1, 2003.

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended May 31, 2003 and December 31, 2002, fees incurred under the agreement were $15,000 and $18,000, respectively.

An acquisition fee of $137,500 and other costs of $11,000 were paid in 2002 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $2,321,000 were paid in 2002 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2002, the Company borrowed and repaid in full:

      Note payable to FSP, principal of $22,300,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $78,000. The average interest rate during the time the loan was outstanding was 4.75%.

      A commitment fee of $1,581,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $131,000 to the Common Shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

4. Recent Accounting Standards

In August 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations," which addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement requires that the fair value of a liability for an asset retirement obligation be recognized in the period in which it is incurred if a reasonable estimate of the fair value can be made. The associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset. This Statement was effective at the beginning of 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

In October 2001, the FASB issued SFAS No. 144 "Accounting for the Impairment or Disposal of Long-Lived Assets". This Statement supersedes SFAS No. 121 and requires that long-lived assets that are to be disposed of by sale be measured at the lower of book value or fair value less costs to sell. SFAS No. 144 retains the fundamental provisions of SFAS 121 for (a) recognition and measurement of the impairment of long-lived assets to be held and used, and (b) measurement of long-lived assets to be disposed of by sale, but broadens the definition of what constitutes a discontinued operation and how the results of a discontinued operation are to be measured and presented. This Statement was effective at the beginning of 2002. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows. The Company does not have any real estate assets that it considers "held for sale" at May 31, 2003.

In April 2002, the FASB issued SFAS No. 145 "Rescission of FASB Statements Nos. 4, 44, and 64, Amendment of SFAS 13, and Technical Corrections". This Statement rescinds SFAS No. 4, "Reporting Gains and Losses from Extinguishment of Debt", and an amendment of that Statement, SFAS No. 64, "Extinguishments of Debt Made to Satisfy Sinking-Fund Requirements". This Statement amends SFAS No. 13, "Accounting for Leases". This Statement also amends other existing authoritative pronouncements to make various technical corrections, clarify meanings or describe their applicability under changed conditions. This statement was effective for the Company's fiscal year ending December 31, 2003. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

                               FSP Park Ten Corp.
                          Notes to Financial Statements

4. Recent Accounting Standards (continued)

In July 2002, the FASB issued SFAS No. 146 "Accounting for Costs Associated with Exit or Disposal Activities". This statement was effective January 1, 2003. SFAS No. 146 replaces current accounting literature and requires the recognition of costs associated with exit or disposal activities when they are incurred rather than at the date of a commitment to an exit or disposal plan. The impact of adoption did not have a material impact on the Company's financial position, results of operations and cash flows.

5. Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies their requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2002, the Company incurred a net operating loss for income tax purposes of approximately $790,000 that can be carried forward until it expires in the year 2022. The amount of the net operating loss that may be used annually, if any, is limited.

At May 31, 2003 and December 31, 2002, the Company's net tax basis of its real estate assets is higher than the amount set forth in the Company's Balance Sheet by approximately $639,000 and $646,000, respectively.

The following schedule reconciles GAAP Net Income to Taxable Income subject to dividend requirements:

                                                                     For the           For the
                                                                  Period Ended      Period Ended
                                                                     May 31,        December 31,
      (in thousands)                                                  2003              2002
      ===========================================================================================

      GAAP net income (loss)                                          $ 470            $(779)

          Add:  Book depreciation and amortization                      282              405
          Less: Tax depreciation and amortization                      (220)            (328)
                Straight-line rents                                      80              (80)
      -------------------------------------------------------------------------------------------
      Taxable income (loss) subject to dividend requirement *         $ 612            $(782)
      ===========================================================================================

      *     A tax loss is not subject to a dividend requirement.

The following schedule reconciles cash dividends paid or accrued to the dividends paid deduction:

                                                                   For the           For the
                                                                 Period Ended     Period Ended
                                                                   May 31,        December 31,
      (in thousands)                                                 2003             2002
      ========================================================================================

      Cash dividends paid or accrued                                $1,486            $ 498
         Plus: Dividends designated from following year                 --               --
         Less: Portion designated capital gain distribution             --               --
         Less: Return of Capital                                      (874)            (498)
      ----------------------------------------------------------------------------------------
      Dividends paid deduction                                         612               --
      ========================================================================================

                               FSP Park Ten Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution

The Company evaluates its performance based on Cash Available for Distribution ("CAD") as management believes that CAD represents the most accurate measure of the Company's activity. CAD is the basis for distributions paid to equity holders.

The Company defines CAD as: net income as computed in accordance with accounting principles generally accepted in the United States of America ("GAAP"); plus certain non-cash items included in the computation of net income (depreciation and amortization, certain non-cash compensation expenses and straight line rent adjustments); plus funds raised by the issuance of shares; plus the net proceeds from the sale of land; less purchases of real estate assets, property and equipment ("Capital Expenditures"), payments for deferred leasing commissions and payments for deferred lease origination costs; plus (less) proceeds from (payments to) cash reserves established at the acquisition date of the property (cash-funded reserves). Depreciation and amortization, non-cash compensation and straight-line rents are an adjustment to CAD, as these are non-cash items included in net income. Capital Expenditures, payments of deferred leasing commissions and payments for deferred lease origination costs and the proceeds from (payments to) the funded reserve are an adjustment to CAD, as they represent cash items not reflected in income. CAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company's financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company's liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company's needs. Other real estate companies may define CAD in a different manner. It is at the Company's discretion to retain a portion of CAD for operational needs. The Company believes that in order to facilitate a clear understanding of the results of the Company, CAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the financial statements.

The calculation of CAD is shown in the following table:

                                                                    For the          For the
                                                                  Period Ended    Period Ended
                                                                    May 31,       December 31,
      (in thousands)                                                  2003            2002
      =========================================================================================

          Net income (loss)                                           $470          $   (779)
          Depreciation and amortization                                282               405
          Straight line rent                                            80               (80)
          Net proceeds from offering of shares                          --            25,189
          Purchase of land and building and improvements                --           (21,876)
          Payments from (establish) funded reserve                      11            (1,061)
          Payment of deferred lease origination costs                   --              (656)
      -----------------------------------------------------------------------------------------

      Cash Available for Distribution                                 $843          $  1,142
      =========================================================================================

The Company's distributions are summarized as follows:

                                                    For the          For the
      (in thousands)                              Period Ended     Period Ended
                                                    May 31,        December 31,
      Quarter Paid                                    2003             2002
      =========================================================================

      First Quarter                                  $  563            $ --
      Second Quarter                                    555              --
      Third Quarter                                     368              --
      Fourth Quarter                                     --             498
      -------------------------------------------------------------------------

      Dividends paid or accrued                      $1,486            $498
      =========================================================================

                               FSP Park Ten Corp.
                          Notes to Financial Statements

6. Cash Available for Distribution (continued)

The Company declared a dividend payable to stockholders of record as of May 31, 2003 and December 31, 2002 of $368,000 and $563,000, respectively.

Cash distributions are declared and paid based on the total outstanding shares as of the record date and are typically paid in the quarter following the quarter that CAD is generated.

7. Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all income and all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to receive any income, nor shall the Company declare or pay any cash dividends on shares of Common Stock.

8. Commitments and Contingencies

The Company, as lessor, has future minimum future rentals due under a non-cancelable operating lease as follows:

                                       Period/Year Ended
      (in thousands)                      December 31,               Amount
                                    -------------------------     ------------

                                              2003                    $ 1,977
                                              2004                      3,400
                                              2005                      3,524
                                              2006                      2,983
                                              2007                        850
                                           Thereafter                   1,115
                                                                  ------------

                                                                     $ 13,849
                                                                  ============

In addition, the lessees are liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in June, 2002, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to eleven years with renewal options.

                                                                    SCHEDULE III

                               FSP PARK TEN CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION
                                  May 31, 2003

(in thousands)

                                                        Initial Cost
                                             -----------------------------------
                                                                        Costs
                                                                     Capitalized
                                                                     (Disposals)
                                                                      Subsequent
                               Encumbrances             Buildings &       to
Description                         (1)        Land    Improvements  Acquisition
-----------                    ------------    ----    ------------  -----------

Park Ten, Houston, Texas                --   $  1,367   $   20,509    $      --
                                ==========   ========   ==========    =========

(in thousands)

                                                      Historical Costs
                                ------------------------------------------------------------


                                                                                Total Costs,
                                                                                   Net of      Depreciable
                                          Buildings &             Accumulated    Accumulated       Life        Date of
Description                       Land    Improvements  Total(2)  Depreciation  Depreciation      Years      Acquisition
-----------                       ----    ------------  --------  ------------  ------------      -----      -----------

Park Ten, Houston, Texas        $  1,367   $    20,509  $ 21,876   $      548   $    21,328       15-39    June, 2002
                                ========   ===========  ========   ==========   ===========

(1)   There are no encumbrances on the above property.
(2) The aggregate cost for Federal Income Tax purposes is greater than the total historical cost by approximately $656,000.

                               FSP PARK TEN CORP.
                    REAL ESTATE AND ACCUMULATED DEPRECIATION

The following table summarizes the changes in the Company's real estate investment and accumulated depreciation:

                                                       For the        For the
                                                    Period Ended    Period Ended
                                                       May 31,      December 31,
      (in thousands)                                    2003            2003
      ==========================================================================

      Real estate investments, at cost:
          Balance, beginning of period                $21,876         $    --
              Acquisitions                                 --          21,876
              Improvements                                 --              --
              Dispositions                                 --              --
      --------------------------------------------------------------------------

          Balance, end of period                      $21,876         $21,876
      ==========================================================================

      Accumulated depreciation:
          Balance, beginning of period                $   329         $    --
              Depreciation                                219             329
              Dispositions                                 --              --
      --------------------------------------------------------------------------

          Balance, end of period                      $   548         $   329
      ==========================================================================